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                                                                    Exhibit 4.10

                         PLEDGE AND SECURITY AGREEMENT


                          dated as of August 22, 2001


                                    between



                           Mikohn Gaming Corporation
                            Casino Excitement, Inc.
                             Games of Nevada, Inc.
                                   MGC, Inc.
                          Mikohn International, Inc.
                                 Mikohn Nevada
                            Progressive Games, Inc.



                                      and



                              FIRSTAR BANK, N.A.,
                               as Secured Party
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                               TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

1.   DEFINITIONS..........................................................    1
          1.1    General Definitions......................................    1
          1.2    Definitions; Interpretation..............................    8

2.   GRANT OF SECURITY....................................................    8
          2.1    Grant of Security........................................    8
          2.2    Certain Limited Exclusions...............................    9
          2.3    Intercreditor Agreement..................................   10

3.   SECURITY FOR OBLIGATIONS.............................................   10
          3.1    Security for Obligations.................................   10
          3.2    Obligations Remain.......................................   10

4.   REPRESENTATIONS AND WARRANTIES AND COVENANTS.........................   11
          4.1    Generally................................................   11
          4.2    Equipment and Inventory..................................   14
          4.3    Receivables..............................................   15
          4.4    Investment Related Property..............................   15
          4.5    Intellectual Property....................................   18
          4.6    Commercial Tort Claims...................................   21

5.   FURTHER ASSURANCES; ADDITIONAL DEBTORS...............................   22
          5.1    Further Assurances.......................................   22
          5.2    Additional Debtors.......................................   23

6.   ATTORNEY-IN-FACT.....................................................   23
          6.1    Power of Attorney........................................   23
          6.2    No Duty on the Part of Secured Party.....................   24

7.   REMEDIES.............................................................   24
          7.1    Generally................................................   24
          7.2    Application of Proceeds..................................   26
          7.3    Investment Related Property..............................   26
          7.4    Intellectual Property....................................   27
          7.5    Cash Proceeds............................................   29
          7.6    Regulatory Matters.......................................   29

8.   CONTINUING SECURITY INTEREST; TRANSFER OF NOTES......................   30

9.   STANDARD OF CARE; SECURED PARTY MAY PERFORM..........................   30

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10.  INDEMNITY AND EXPENSES...............................................   30

11.  MISCELLANEOUS........................................................   31
          11.1   Notices..................................................   31
          11.2   Expenses.................................................   31
          11.3   Amendments and Waivers...................................   31
          11.4   Successors and Assigns...................................   32
          11.5   Independence of Covenants................................   32
          11.6   Survival of Representations, Warranties and Agreements...   32
          11.7   No Waiver; Remedies Cumulative...........................   32
          11.8   Marshaling; Payments Set Aside...........................   32
          11.9   Severability.............................................   32
          11.10  Headings.................................................   33
          11.11  APPLICABLE LAW...........................................   33
          11.12  CONSENT TO JURISDICTION..................................   33
          11.13  WAIVER OF JURY TRIAL.....................................   33
          11.14  Counterparts.............................................   34
          11.15  Gaming Laws..............................................   34
          11.16  Effectiveness............................................   34
          11.17  Entire Agreement.........................................   34
          11.18  Indenture Controls.......................................   34
          11.19  Trust Indenture Act Controls.............................   35

SCHEDULE 4.1 - (A)  FULL LEGAL NAME/JURISDICTION OF ORGANIZATION/CHIEF
                    EXECUTIVE OFFICE

               (B)  OTHER NAMES

               (C)  FINANCING STATEMENTS

SCHEDULE 4.2 - LOCATION OF EQUIPMENT AND INVENTORY

SCHEDULE 4.4 - INVESTMENT RELATED PROPERTY

SCHEDULE 4.5 - INTELLECTUAL PROPERTY

SCHEDULE 4.6 - COMMERCIAL TORT CLAIMS

EXHIBIT A - FORM OF PLEDGE SUPPLEMENT

EXHIBIT B - FORM OF PLEDGE JOINDER

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          This PLEDGE AND SECURITY AGREEMENT, dated as of  August 22, 2001 (this
"Agreement"), among Mikohn Gaming Corporation, a Nevada corporation (the "Company"), each of the undersigned Subsidiaries of the Company (the Company and such Subsidiaries, each a "Debtor" and collectively, the "Debtors"), and Firstar Bank, N.A. ( together with any successor Trustee pursuant to the terms of the Indenture, the "Secured Party"), acting in the capacity of collateral agent for the benefit of the holders of the Notes of the Debtor issued under the Indenture.

                                R E C I T A L S:
                                ---------------

          WHEREAS, reference is made to that certain Indenture, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), by and among the Company, the other Debtors party thereto and the Secured Party.

          WHEREAS, in consideration of the extension of credit as set forth in the Indenture each Debtor has agreed to secure all obligations under the Indenture.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Debtor and the Secured Party agree as follows:

1.   DEFINITIONS

     1.1  General Definitions.   In this Agreement, the following terms shall
have the following meanings:

          "Account Debtor" shall mean each Person who is obligated on a Receivable or any Supporting Obligation related thereto.

          "Accounts" shall mean all "accounts" as defined in Article 9 of the UCC.

          "Agreement" shall have the meaning set forth in the preamble.

          "Additional Debtors" shall mean those additional Persons that may become parties to this Agreement as additional Debtors, by executing a Pledge Joinder.

          "Assigned Agreements" shall mean all agreements and contracts to which such Debtor is a party as of the date hereof, or to which each such Debtor becomes a party after the date hereof, as each such agreement may be amended, supplemented or otherwise modified from time to time.

          "Bankruptcy Code" shall mean Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

          "Cash Proceeds" shall mean all proceeds of any Collateral received by any Debtor consisting of cash, checks and other near-cash items.

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          "Chattel Paper" shall mean all "chattel paper" as defined in Article 9 of the UCC, including, without limitation, "electronic chattel paper" or "tangible chattel paper", as each term is defined in Revised Article 9 of the UCC.

          "Collateral" shall mean all of the Debtors' right, title and interest in, to and under all personal property of such Debtor including, but not limited to the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located: (a) Accounts; (b) Chattel Paper; (c) Documents; (d) General Intangibles; (e) Goods; (f) Instruments; (g) Insurance;
(h) Intellectual Property; (i) Investment Related Property; (j) Receivables and Receivable Records; (k) Commercial Tort Claims; (l) to the extent not otherwise included above, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and (m) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

          "Collateral Records" shall mean books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

          "Collateral Support" shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

          "Commercial Tort Claims" shall mean all "commercial tort claims" as defined in the UCC, including, without limitation, all commercial tort claims listed on Schedule 4.6 (as such schedule may be amended or supplemented from time to time).

          "Commodities Accounts" (i) shall mean all "commodity accounts" as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4 under the heading "Commodities Accounts" (as such schedule may be amended or supplemented from time to time).

          "Controlled Foreign Corporation" shall mean "controlled foreign corporation" as defined in the Tax Code.

          "Copyright Licenses" shall mean any and all agreements providing for the granting of any right in or to Copyrights (whether such Debtor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.5(B) (as such schedule may be amended or supplemented from time to time).

          "Copyrights" shall mean all United States, state and foreign copyrights, all mask works fixed in semi-conductor chip products (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, now or hereafter in force throughout the world, all registrations and applications therefor including, without limitation, the applications referred to in Schedule 4.5(A) (as such schedule may be amended or supplemented from time to time), all rights corresponding thereto throughout the world, all extensions and renewals of any thereof, the right to sue for past, present and

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future infringements of any of the foregoing, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

          "Credit Facility Secured Party" shall mean the agent or any other Person acting on behalf and for the benefit of the lender(s) under the Credit Agreement.

          "Documents" shall mean all "documents" as defined in Article 9 of the UCC.

          "Equipment" shall mean:  (i) all "equipment" as defined in the UCC,
(ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures and tools (in each case, regardless of whether characterized as equipment under the UCC), (iii) slot machines, electronic gaming devices and related equipment and
(iv) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing, including any fixtures.

          "Gaming Authorities" shall mean the Nevada State Gaming Control Board ("Nevada Board"), the Nevada Gaming Commission ("Nevada Commission"), the Mississippi Gaming Commission and every other state and local regulatory agency that has jurisdiction over the manufacture, distribution and gaming operations of the Company and its Subsidiaries.

          "Gaming Laws" shall mean all applicable gaming laws, rules and regulations pursuant to which any Governmental Authority possesses jurisdiction over gaming business or activities conducted by any Debtor including without limitation, the Nevada Gaming Control Act and the regulations of the Nevada Commission promulgated thereunder.

          "Gaming License" shall mean every material license, franchise or other approval or authorization on the date of the Indenture or thereafter required to own, lease, operate or otherwise conduct gaming business or activities (including without limitation, the design, manufacturing or distribution of gaming equipment) in any jurisdiction in which any Debtor conducts or proposes in good faith to conduct gaming business or activities (including without limitation, the design, manufacturing or distribution of gaming equipment), including any applicable liquor licenses.

          "Gaming Subsidiary" shall mean Mikohn Nevada and MGC, Inc., together with any other Subsidiary of the Company that holds a Gaming License.

          "General Intangibles" (i) shall mean all "general intangibles" as defined in Article 9 of the UCC and (ii) shall include, without limitation, all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations, all Assigned Agreements and all Intellectual Property (in each case, regardless of whether characterized as general intangibles under the UCC) and exclude all Gaming Licenses held by a Debtor.

          "Goods" (i) shall mean all "goods" as defined in Article 9 of the UCC and (ii) shall include, without limitation, all Inventory and Equipment (in each case, regardless of whether characterized as goods under the UCC).

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          "Governmental Authority" shall mean any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any court, in each case whether of the United States or foreign, including any Gaming Authority.

          "Indemnitee" shall mean the Secured Party, and its and its Affiliates' officers, partners, directors, trustees, employees, agents.

          "Indenture" shall have the meaning set forth in the preamble.

          "Indenture Documents" shall mean the Indenture, the Notes, the Collateral Agreements and the Note Registration Rights Agreement, and such other agreements, instruments and certificates executed and delivered (or issued) by the Issuers or the Debtors pursuant to the Indenture or any of the foregoing, as any or all of the same may be amended, restated, supplemented or otherwise modified from time to time.

          "Instruments" shall mean all "instruments" as defined in Article 9 of the UCC.

          "Insurance" shall mean: (i) all insurance policies covering any or all of the Collateral (regardless of whether the Secured Party is the loss payee thereof) and (ii) any key man life insurance policies.

          "Intellectual Property" shall mean, collectively, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets, and the Trade Secret Licenses.

          "Inventory" shall mean:  (i) all "inventory" as defined in the UCC and
(ii) all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Debtor's business; all goods in which any Debtor has an interest in mass or a joint or other interest or right of any kind; and all goods which are returned to or repossessed by any Debtor, all computer programs embedded in any goods and all accessions thereto and products thereof (in each case, regardless of whether characterized as inventory under the UCC).

          "Investment Related Property" shall mean: (i) all "investment property" (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, the Collateral Account, Securities Accounts, Commodities Accounts and certificates of deposit.

          "Material Adverse Effect" shall mean a material adverse effect on (i) the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company and its Subsidiaries taken as a whole; (ii) the ability of any Debtor to fully and timely perform its Obligations; (iii) the legality, validity, binding effect or enforceability against a Debtor of an Indenture Document to which it is a party; or (iv) the rights, remedies and benefits available to, or conferred upon, the Secured Party under any Indenture Document.

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          "Patent Licenses" shall mean all agreements providing for the granting of any right in or to Patents (whether such Debtor is licensee or licensor thereunder) including, without limitation, each agreement referred to in
Schedule 4.5(D) (as such schedule may be amended or supplemented from time to time).

          "Patents" shall mean all United States and foreign patents and applications for letters patent throughout the world, including, but not limited to each patent and patent application referred to in Schedule 4.5(C) (as such schedule may be amended or supplemented from time to time), all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations of any of the foregoing, all rights corresponding thereto throughout the world, and all proceeds of the foregoing including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit and the right to sue for past, present and future infringements of any of the foregoing.

          "Payment Intangible" shall have the meaning specified in the UCC.

          "Pledged Debt" shall mean all Indebtedness owed to such Debtor, including, without limitation, all Indebtedness described on Schedule 4.4 under the heading "Pledged Debt" (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments evidencing such Indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.

          "Pledged Equity Interests" shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests.

          "Pledged LLC Interests" shall mean all interests in any limited liability company including, without limitation, all limited liability company interests listed on Schedule 4.4 under the heading "Pledged LLC Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Debtor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests.

          "Pledged Partnership Interests" shall mean all interests in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on
Schedule 4.4 under the heading "Pledged Partnership Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Debtor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests.

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          "Pledged Trust Interests" shall mean all interests in a Delaware business trust or other trust including, without limitation, all trust interests listed on Schedule 4.4 under the heading "Pledged Trust Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of such Debtor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests.

          "Pledged Stock" shall mean all shares of capital stock owned by such Debtor, including, without limitation, all shares of capital stock described on
Schedule 4.4 under the heading "Pledged Stock" (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Debtor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

          "Pledge Joinder" shall mean any joinder to this agreement in substantially the form of Exhibit B.

          "Pledge Supplement" shall mean any supplement to this agreement in substantially the form of Exhibit A.

          "Proceeds" shall mean: (i) all "proceeds" as defined in Article 9 of the UCC, (ii) payments or distributions made with respect to any Investment Related Property and (iii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          "Receivables" shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Debtors' rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

          "Receivables Records" shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Debtor or any computer bureau or agent from time to time acting for Debtor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit

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information, reports and memoranda relating thereto and (v) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

          "Record" shall have the meaning specified in Article 9 of the UCC.

          "Registered Organization" shall mean an organization organized solely under the law of a single State or the United States and as to which the State or the United States must maintain a public record showing the organization to have been organized.

          "Secured Obligations" shall mean all Obligations with respect to each Debtor which are secured by this Agreement and for which the Collateral is Collateral security for their prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S)362(a) (and any successor provision thereof)).

          "Secured Party" has the meaning set forth in the preamble.

          "Securities" shall mean any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

          "Securities Accounts" (i) shall mean all "securities accounts" as defined in Article 8 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4 under the heading "Securities Accounts" (as such schedule may be amended or supplemented from time to time).

          "Supporting Obligation" shall mean all "supporting obligations" as defined in the UCC.

          "Tax Code" shall mean the United States Internal Revenue Code of 1986, as amended from time to time.

          "Trademark Licenses" shall mean any and all agreements providing for the granting of any right in or to Trademarks (whether such Debtor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.5(F) (as such schedule may be amended or supplemented from time to time).

          "Trademarks" shall mean all United States, state and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including, but not limited to the registrations and applications referred to in Schedule 4.5(E) (as such schedule may be amended or supplemented from time to time), all extensions or renewals of any of the foregoing, all of the goodwill of the business connected with the use of and symbolized by the foregoing,

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the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

          "Trade Secret Licenses" shall mean any and all agreements providing for the granting of any right in or to Trade Secrets (whether such Debtor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.5(G) (as such schedule may be amended or supplemented from time to time).

          "Trade Secrets" shall mean all trade secrets and all other confidential or proprietary information and know-how now or hereafter owned by or used in, the business of such Debtor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, the right to sue for past, present and future infringement of any Trade Secret, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

          "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

     1.2 Definitions; Interpretation. All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture or, if not defined therein, in the UCC. References to "Sections," "Exhibits" and "Schedules" shall be to Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The use herein of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. If any conflict or inconsistency exists between this Agreement and the Indenture, the Indenture shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

2.   GRANT OF SECURITY

     2.1 Grant of Security. Subject to applicable Gaming Laws (with respect to those Debtors which are Gaming Subsidiaries), each Debtor hereby grants to the Secured Party a security interest and continuing lien on all of such Debtor's right, title and interest in, to and under all property of such Debtor including, but not limited to the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (the Debtor's "Collateral", as defined in Section 1.1):

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               (i)    Accounts;

               (ii)   Chattel Paper;

               (iii)  Documents;

               (iv)   General Intangibles;

               (v)    Goods;

               (vi)   Instruments;

               (vii)  Insurance;

               (viii) Intellectual Property;

               (ix)   Investment Related Property;

               (x)    Receivables and Receivable Records;

               (xi)   Commercial Tort Claims;

               (xii) to the extent not otherwise included above, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

               (xiii) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

     2.2 Certain Limited Exclusions. (a) Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Debtor shall be deemed to have granted a security interest in, any of such Debtor's right, title or interest in: (i) any cash or deposit accounts; (ii) any Intellectual Property if the grant of such security interest shall constitute or result in the abandonment, invalidation or rendering unenforceable any right, title or interest of any Debtor therein or if such a grant, under the terms of such Intellectual Property license, contract or agreement results in a breach or termination of the terms of, or constitutes a default under or termination of any such Intellectual Property license, contract or agreement (other than to the extent that the terms under such Intellectual Property license, contract or agreement that restricts such grant would be rendered ineffective pursuant to
Section 9-406 or 9-408 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy
Code) or principles of equity); (iii) any license, contract or agreement to which such Debtor is a party or any of its rights or interests thereunder, including, without limitation, with respect to any Pledged Partnership Interests or any Pledged LLC Interests, to the extent, but only to the extent, that such a grant, under the terms of such license, contract or agreement (including, without limitation, any partnership agreements or any limited liability company agreements), or otherwise, results in a breach or termination of the terms of, or constitutes a default under or termination of any such license, contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406 or 9-408 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that each Debtor agrees to use all reasonable efforts to obtain all requisite consent to enable such Debtor to provide a security interest in such asset and, in any event, immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Debtor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect; (iv) in any of the outstanding capital stock of a Controlled Foreign Corporation in excess of 66% of the voting power of all classes of capital stock of such Controlled Foreign Corporation entitled to vote (other than Mikohn South America, S.A. for which the Company shall only pledge 49.85% of its outstanding capital stock and Mikohn Australasia Pty. Ltd. for which the Company shall only pledge 50% of its outstanding capital stock); provided that immediately upon the amendment of the Tax Code to allow the pledge of a greater percentage of the voting power of capital stock in a Controlled Foreign Corporation without adverse tax consequences, the Collateral shall include, and each Debtor shall be deemed to have granted a security interest in, such greater percentage of capital stock of each Controlled Foreign Corporation (other than Mikohn South America, S.A. and Mikohn Australasia Pty. Ltd.); (v) any assets subject to Liens securing Purchase Money Indebtedness or Capitalized Lease Obligations permitted under the Indenture unless a Lien thereon is granted to secure any obligations to a lender under the Credit Agreement; or (vi) any Gaming License.

     2.3 Intercreditor Agreement. Notwithstanding anything herein to the contrary, the relative rights and remedies of the Secured Party hereunder and the Credit Facility Secured Party shall be subject to and governed by the terms of the Intercreditor Agreement at any time the Intercreditor Agreement is in effect. In the event of any inconsistency between the terms hereof and the Intercreditor Agreement, the Intercreditor Agreement shall control at any time the Intercreditor Agreement is in effect.

3.   SECURITY FOR OBLIGATIONS.

     3.1 Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S)362(a) (and any successor provision thereof)), of all Obligations of each Debtor.

     3.2 Obligations Remain. (a) Anything contained herein to the contrary notwithstanding:

               (i) each Debtor shall remain liable under any partnership agreement or limited liability company agreement relating to any Pledged Partnership Interest or Pledged LLC Interest, any Assigned Agreement and/or any other contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed;

               (ii) the exercise by the Secured Party of any of its rights hereunder shall not release any Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral; and

               (iii) the Secured Party shall not have any obligation or
                     liability under any partnership agreement or limited liability company agreement relating to any Pledged Partnership Interests or Pledged LLC Interests, any Assigned Agreement or any other contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party, be obligated to perform any of the obligations or duties of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          (b) Neither the Secured Party nor any purchaser at a foreclosure sale under this Agreement shall be obligated to assume any obligation or liability under any partnership agreement or limited liability company agreement relating to any Pledged Partnership Interests or Pledged LLC Interests, any Assigned Agreement or any other contracts and agreements included in the Collateral.

4.   REPRESENTATIONS AND WARRANTIES AND COVENANTS.

     4.1  Generally.

          (a) Representations and Warranties.  Each Debtor hereby represents and
              ------------------------------
warrants that:

               (i) it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, will continue to own or have such rights in each item of the Collateral, in each case free and clear of any and all Liens, rights or claims of all other Persons other than Permitted Liens, including, without limitation, liens arising as a result of such Debtor becoming bound (as a result of merger or otherwise) as debtor under a security agreement entered into by another Person;

               (ii) it has indicated on Schedule 4.1(A)(as such schedule may be amended or supplemented from time to time): (x) the type of organization of such Debtor, (y) the jurisdiction of organization of such Debtor and (z) the jurisdiction where the chief executive office or its sole place of business is, and for the one-year period preceding the date hereof has been, located.

               (iii)  the full legal name of such Debtor is as set forth on
                      Schedule 4.1(A) and it has not done in the last five (5) years, and does not do, business under any other name (including any trade-name or fictitious business name) except for those names set forth on Schedule 4.1(B) (as such schedule may be amended or supplemented from time to time);

               (iv) such Debtor has not within the last five (5) years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not heretofore been terminated;

               (v) upon the filing of all UCC financing statements naming each Debtor as "debtor" and the Secured Party as "Secured Party" and describing the Collateral in the filing offices set forth opposite such Debtor's name on Schedule 4.1(C) hereof (as such schedule may be amended or supplemented from time to time) and, to the extent not subject to
                      Article 9 of the UCC, upon the recordation of the security interest granted hereunder in Patents, Trademarks and Copyrights in the applicable patent, trademark and copyright registries (including the United states Patent and Trademark Office and the United States Copyright Office), and the registration of all unregistered Copyrights and other filings delivered by each Debtor, the security interests granted to the Secured Party hereunder constitute valid and perfected Liens (subject in the case of priority only to Permitted Liens and to the rights of the United States government (including any agency or department thereof) with respect to United States government Receivables) on all of the Collateral;

               (vi) all actions and consents, including all filings, notices, registrations and recordings necessary or desirable for the exercise by the Secured Party of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained except to the extent any consents or approvals are required under applicable Gaming Laws, the Intercreditor Agreement or any Intellectual Property license, contract or agreement;

               (vii) other than the financing statements filed in favor of the Secured Party, no effective UCC financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (x) financing statements for which proper termination statements have been delivered to the Secured Party for filing and (y) financing statements filed in connection with Permitted Liens;

               (viii) no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for either (i) the pledge or grant by any Debtor of the Liens purported to be created in favor of the Secured Party hereunder or (ii) the exercise by Secured Party of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clause
                      (v) above, (B) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities and (C) to the extent any consents or approvals are required under applicable Gaming Laws, the Intercreditor Agreement or any Intellectual Property license, contract or agreement;

               (ix) all information supplied by any Debtor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects; and

               (x) none of the Collateral constitutes, or is the Proceeds of, "farm products" (as defined in the UCC).

          (b) Covenants and Agreements.  Each Debtor hereby covenants and agrees
              ------------------------
that:

               (i) except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Permitted Liens, and such Debtor shall defend the Collateral against all Persons at any time claiming any interest therein;

               (ii) it shall not produce, use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

               (iii) it shall not change such Debtor's name, identity, corporate structure, sole place of business, chief executive office or jurisdiction of organization or establish any trade names unless it shall have (a) notified the Secured Party in writing, by executing and delivering to the Secured Party a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, at least thirty (30) days prior to any such change or establishment, identifying such new proposed name, identity, corporate structure, sole place of business, chief executive office, jurisdiction of organization or trade name and providing such other information in connection therewith as the Secured Party may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity and perfection of the Secured Party's security interest in the Collateral intended to be granted and agreed to hereby;

               (iv) it shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided, such Debtor shall in any event pay such taxes, assessments, charges, levies or claims not later than five (5) days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Debtor or any of the Collateral as a result of the failure to make such payment;

               (v) upon such Debtor or any officer of such Debtor obtaining knowledge thereof, it shall promptly notify the Secured Party in writing of any event that may materially and adversely affect the value of the Collateral or any portion thereof, the ability of any Debtor or the Secured Party to dispose of the Collateral or any portion thereof, or the rights and remedies of the Secured Party in relation thereto, including, without limitation, the levy of any legal process against the Collateral or any portion thereof;

               (vi) it shall use commercially reasonable efforts to deliver to the Secured Party landlord consents, to the extent it occupies and has business activities on any premises as a lessee under a lease, executed by the landlord in respect of such lease the effect of which would subordinate the claims of such landlord to the Liens created under this Agreement and enable the Secured Party to access such premises without delay for the purpose of enforcing such Liens; and

               (vii) it shall use commercially reasonable efforts to promptly deliver to the Secured Party executed UCC Termination Statements, Intellectual Property releases and such other releases, terminations or discharges of any Lien held by First Union National Bank upon the Collateral or any other asset of such Debtor.

     4.2  Equipment and Inventory.

          (a) Representations and Warranties.  Each Debtor represents and
              ------------------------------
     warrants, on the Issue Date, that:

               (i) all of the Equipment and Inventory included in the Collateral is kept only at the locations specified in
                      Schedule 4.2; and

               (iii) any Goods now or hereafter produced by any Debtor included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended.

          (b) Covenants and Agreements.  Each Debtor covenants and agrees that:
              ------------------------

               (i) it shall not deliver any Document evidencing any Equipment and Inventory to any Person other than the issuer of such Document to claim the Goods evidenced therefor or the Secured Party or the Credit Facility Secured Party or any other holder or representative of a holder of a Permitted Lien; and

               (ii) if any Equipment or Inventory is in possession or control of any third party, it shall join with the Secured Party in notifying the third party of the Secured Party's security interest and use its reasonable efforts in obtaining an acknowledgment from the third party that it is holding the Equipment and Inventory for the benefit of the Secured Party and other holders of Permitted Liens.

     4.3  Receivables.  Covenants and Agreements:  Each Debtor hereby covenants
                        ------------------------
and agrees that:

          (a) it shall keep and maintain at its own cost and expense satisfactory and complete records of the Receivables, including, but not limited to, the originals of all documentation with respect to all Receivables and records of all payments received and all credits granted on the Receivables, all merchandise returned and all other dealings therewith;

          (b) it shall mark conspicuously all Chattel Paper, Instruments and other evidence of Receivables (other than any delivered to the Secured Party as provided herein), as well as the Receivables Records with an appropriate reference to the fact that the Secured Party has a security interest therein;

          (c) it shall perform in all material respects all of its obligations with respect to the Receivables;

          (d) it shall not amend, modify, terminate or waive any provision of any Receivable in any manner which could reasonably be expected to have a Material Adverse Effect on the value of such Receivable as Collateral. Other than in the ordinary course of business as generally conducted by it on and prior to the date hereof, and except as otherwise provided in subsection 4.3(e) below, following an Event of Default, such Debtor shall not (w) grant any extension or renewal of the time of payment of any Receivable, (x) compromise or settle any dispute, claim or legal proceeding with respect to any Receivable for less than the total unpaid balance thereof, (y) release, wholly or partially, any Person liable for the payment thereof, or (z) allow any credit or discount thereon;

          (e) except as otherwise provided in this subsection, it shall continue to collect all amounts due or to become due to such Debtor under the Receivables and any Supporting Obligation and diligently exercise each material right it may have under any Receivable, any Supporting Obligation or Collateral Support, in each case, at its own expense; and

          (f) it shall use its reasonable efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Receivable.

     4.4  Investment Related Property.

          (a) Representations and Warranties.  Each Debtor hereby represents and
              ------------------------------
warrants, on the Issue Date, that:

               (i) Schedule 4.4 (as such schedule may be amended or supplemented from time to time) sets forth under the headings "Pledged Stock", "Pledged LLC Interests," "Pledged Partnership Interests" and "Pledged Trust Interests," respectively, all of the Pledged Stock, Pledged LLC Interests,

                      Pledged Partnership Interests and Pledged Trust Interests owned by any Debtor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule;

               (ii) it is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons other than Permitted Liens;

               (iii) without limiting the generality of Section 4.1(a)(v), no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or desirable in connection with the creation or perfection of the security interest of the Secured Party in any Pledged Equity Interests or the exercise by the Secured Party of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof;

               (iv) Schedule 4.4 (as such schedule may be amended or supplemented from time to time) sets forth under the heading "Pledged Debt" all of the Pledged Debt owned by any Debtor and all of such Pledged Debt has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default and constitutes all of the issued and outstanding inter-company Indebtedness evidenced by an instrument or certificated security of the respective issuers thereof owing to such Debtor; and

               (v) Schedule 4.4 sets forth under the headings "Securities Accounts" and "Commodities Accounts," respectively, all of the Securities Accounts and Commodities Accounts in which the each Debtor has an interest. Each Debtor is the sole entitlement holder of each such Securities Account and Commodities Account, and such Debtor has not consented to, and is not otherwise aware of, any Person having "control" (as defined in Section 9-115(e) of the UCC) over, or any other interest in, any such Securities Account or Commodity Account or any securities or other property credited thereto; and

          (b) Covenants and Agreements.  Each Debtor hereby covenants and agrees
              ------------------------
that:

               (i) in the event it acquires rights in any Investment Related Property after the date hereof, it shall deliver to the Secured Party a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, reflecting such new Investment Related Property and all other Investment Related Property. Notwithstanding the foregoing, it is understood and agreed that the security interest of the Secured Party shall attach to all Investment Related Property immediately upon any Debtor's acquisition of rights therein and shall not be affected by the failure of any Debtor to deliver a supplement to Schedule 4.4 as required hereby;

               (ii) except as provided in the next sentence, in the event such Debtor receives any dividends, interest or distributions on any Investment Related Property, or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Debtor shall immediately take all steps, if any, necessary or advisable to ensure the validity and perfection of the Secured Party over such Investment Related Property (including, without limitation, delivery thereof to the Secured Party) and pending any such action such Debtor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Secured Party and shall be segregated from all other property of such Debtor. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Secured Party authorizes each Debtor to retain all ordinary cash dividends and distributions paid in the normal course of business and all scheduled payments of interest;

               (iii) each Debtor consents to the grant by each other Debtor of a security interest in all Investment Related Property to the Secured Party and, without limiting the foregoing, consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Secured Party or its nominee following an Event of Default and to the substitution of the Secured Party or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

          (c)  Voting and Distributions.
               ------------------------

               (i) So long as no Event of Default shall have occurred and be continuing subject to applicable Gaming Laws:

                      (A) each Debtor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Indenture; and

                      (B) the Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to each Debtor all proxies, and other instruments as such Debtor may from time to time reasonably request for the purpose of enabling such Debtor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (A) above;

           (ii) Upon the occurrence and during the continuation of an Event of Default subject to Section 7.6(a):

                 (A) all rights of each Debtor to exercise or refrain from
                     exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights; and

                 (B) in order to permit the Secured Party to exercise the voting and other consensual rights which it may entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Debtor shall promptly execute and deliver (or cause to be executed and delivered) to the Secured Party all proxies, dividend payment orders and other instruments as the Secured Party may from time to time reasonably request and (2) each Debtor acknowledges that the Secured Party may utilize the power of attorney set forth in Section 6.


     4.5  Intellectual Property.

          (a) Representations and Warranties.  Except as disclosed in Schedule
              ------------------------------
4.5(H) (as such schedule may be amended or supplemented from time to time), each Debtor hereby represents and warrants, on the Issue Date, that:

               (i) Schedule 4.5 (as such schedule may be amended or supplemented from time to time) sets forth a true and complete list of (i) all active United States and foreign registrations of and applications for Patents, Trademarks, and Copyrights owned by each Debtor and (ii) all Patent Licenses, Trademark Licenses and Copyright Licenses material to the business of such Debtor;

               (ii) it is the sole and exclusive owner of the entire right, title, and interest in and to all Intellectual Property listed as"owned" by such Debtor on Schedule 4.5 (as such schedule may be amended or supplemented from time to time), and owns or has the valid right to use all other Intellectual Property used in or necessary to conduct its business, free and clear of all Liens, claims, encumbrances and licenses, except for Permitted Liens and the licenses set forth on Schedule 4.5(B), (D), (F) and (G) (as each may be amended or supplemented from time to time);

              (iii) all Intellectual Property is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and each Debtor has performed all commercially reasonable acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every registration and application of material Intellectual Property in full force and effect;

               (iv) to each Debtor's knowledge, all Intellectual Property is valid and enforceable; no holding, decision, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity of, such Debtor's right to register, or such Debtor's rights to own or use, any Intellectual Property and no such action or proceeding is pending or, to the best of such Debtor's knowledge, threatened;

               (v) all registrations and applications for Copyrights, Patents and Trademarks are standing in the name of each Debtor, and none of the Trademarks, Patents, Copyrights or Trade Secret Collateral has been licensed by any Debtor to any affiliate or third party, except as disclosed in Schedule 4.5(B), (D), (F), or (G) (as each may be amended or supplemented from time to time);

               (vi) to each Debtor's knowledge, each Debtor uses adequate standards of quality in the manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with all Trademark Collateral and has taken all action reasonably necessary to ensure that all licensees of the Trademark Collateral owned by such Debtor use such adequate standards of quality;

               (vii) to the knowledge of each Debtor, the conduct of such Debtor's business does not infringe upon any trademark, patent, copyright, trade secret or similar intellectual property right owned or controlled by a third party; no Debtor has received any claim in writing in the past two years that the use of any Intellectual Property owned or used by Debtor (or any of its respective licensees) infringes or misappropriates the Intellectual Property rights of any third party;

               (viii) to the best of each Debtor's knowledge, no third party is infringing upon any Intellectual Property owned or used by such Debtor, or any of its respective licensees;

               (ix) no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by any Debtor or to which any Debtor is bound that would be reasonably expected to have a material adverse effect on such Debtor's rights to own or use any Intellectual Property; and

               (x) each Debtor has not made a previous assignment, sale, transfer or agreement constituting a present or future assignment, sale, transfer or agreement of any Intellectual Property that has not been terminated or released. There is no effective financing statement or other document or instrument now executed, or on file or recorded in any public office that has not been released or terminated, granting a security interest in or otherwise encumbering any part of the Intellectual Property, other than in favor of the Secured Party.

          (b) Covenants and Agreements.  Each Debtor hereby covenants and agrees
              ------------------------
as follows:

               (i) it shall not do any act or omit to do any reasonable act whereby any of the Intellectual Property which is material to the business of Debtor may lapse, or become abandoned, dedicated to the public, or unenforceable, or which would be reasonably likely to materially adversely affect the validity, grant, or enforceability of the security interest granted therein;

               (ii) it shall not, with respect to any Trademarks which are material to the business of any Debtor, cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademark at a level at least substantially consistent with the quality of such products and services as of the date hereof, and each Debtor shall take all steps necessary to insure that licensees of such Trademarks use such consistent standards of quality; provided that it is
                                                     --------
                    commercially reasonable for each Debtor to continue using such Trademarks;

              (iii) promptly after the creation or acquisition of any
                    Copyrightable work which is material to the business of Debtor, Debtor shall apply to register the Copyright in the United States Copyright Office;

               (iv) it shall take all reasonable steps in the United States
                    Patent and Trademark Office, the United States Copyright Office, any state registry or any foreign counterpart of the foregoing, to pursue any application and maintain any registration of each Trademark, Patent, and Copyright owned by any Debtor and material to its business which is now or shall become included in the Intellectual Property (except for such works with respect to which such Debtor has determined in the exercise of its commercially reasonable judgment that it shall not seek registration) including, but not limited to, those items on Schedule 4.5(A), (C) and (E) (as each may be amended or supplemented from time to time);

               (v) it shall promptly (but in no event more than thirty (30) days after any Debtor obtains knowledge thereof) report to the Secured Party (i) the filing of any application to register any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright

                    Office, or any state registry or foreign counterpart of the foregoing (whether such application is filed by such Debtor or through any agent, employee, licensee, or designee thereof) and (ii) the registration of any Intellectual Property by any such office, in each case by executing and delivering to the Secured Party a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto;

               (vi) it shall, promptly upon the reasonable request of the
                    Secured Party, execute and deliver to the Secured Party any document required to acknowledge, confirm, register, record, or perfect the Secured Party's interest in any part of the Intellectual Property, whether now owned or hereafter acquired;

              (vii) it shall hereafter use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way materially impair or prevent the creation of a security interest in, or the assignment of, such Debtor's rights and interests in any property included within the definitions of any Intellectual Property acquired under such contracts;

             (viii) where commercially reasonable and practicable, it shall use proper statutory notice in connection with its use of any of the Intellectual Property; and

               (ix) it shall continue to collect (or attempt to collect), at its own expense, all amounts due or to become due to such Debtor in respect of the Intellectual Property or any portion thereof. In connection with such collections, each Debtor may take such action as such Debtor or the Secured Party may deem reasonably necessary or advisable to enforce collection of such amounts. Notwithstanding the foregoing, the Secured Party shall have the right at any time, to notify, or require any Debtor to notify, any obligors with respect to any such amounts of the existence of the security interest created hereby.

     4.6  Commercial Tort Claims

          (a) Representations and Warranties.  Each Debtor hereby represents and
              ------------------------------
warrants, on the Issue Date, that Schedule 4.6 (as such schedule may be amended or supplemented from time to time) sets forth all Commercial Tort Claims of each Debtor; and

          (b) Covenants and Agreements.  Each Debtor hereby covenants and agrees
              ------------------------
that with respect to any Commercial Tort Claim hereafter arising it shall deliver to the Secured Party a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.

5.   FURTHER ASSURANCES; ADDITIONAL DEBTORS.

     5.1  Further Assurances.

          (a) Each Debtor agrees that from time to time, at the expense of such Debtor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Debtor shall:

               (i) execute and file such financing or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or desirable, in order to perfect and preserve the security interests granted or purported to be granted hereby;

               (ii) take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in the Intellectual Property with any intellectual property registry in which said Intellectual Property is registered or in which an application for registration is pending including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office, the various Secretaries of State, and the foreign counterparts on any of the foregoing;

              (iii) at any reasonable time, upon request by the Secured Party, exhibit the Collateral to and allow inspection of the Collateral by the Secured Party, or persons designated by the Secured Party; and

               (iv) at the Secured Party's request, appear in and defend any action or proceeding that may affect such Debtor's title to or the Secured Party's security interest in all or any part of the Collateral.

          (b) Each Debtor hereby authorizes the Secured Party to file a Record or Records, including, without limitation, financing or continuation statements, and amendments thereto, in all jurisdictions and with all filing offices as the Secured Party may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Secured Party herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Secured Party may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Secured Party herein, including, without limitation, describing such property as "all assets" or "all personal property." Each Debtor shall furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

          (c) Each Debtor hereby authorizes the Secured Party to modify this Agreement after obtaining such Debtor's approval of or signature to such modification by amending Schedule 4.5 (as such schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Debtor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Debtor no longer has or claims any right, title or interest.

     5.2 Additional Debtors. From time to time subsequent to the date hereof, additional Guarantors may become Additional Debtors pursuant to the terms of the Indenture, by executing a a Pledge Joinder substantially in the form attached hereto as Exhibit B. Upon delivery of any such counterpart agreement to the Secured Party, notice of which is hereby waived by Debtors, (a) each Additional Debtor shall be a Debtor and shall be as fully a party hereto as if Additional Debtor were an original signatory hereto and (b) the supplemental schedules thereto shall be incorporated into and become a part of and supplement the respective schedules to this Agreement; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement. Each Debtor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Debtor hereunder, nor by any election of Secured Party not to cause any Subsidiary of the Company to become an Additional Debtor hereunder. This Agreement shall be fully effective as to any Debtor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Debtor hereunder.

6.   ATTORNEY-IN-FACT.

     6.1 Power of Attorney. Each Debtor hereby irrevocably appoints the Secured Party (such appointment being coupled with an interest) as such Debtor's attorney-in-fact, with full authority in the place and stead of such Debtor and in the name of such Debtor, the Secured Party or the Credit Facility Secured Party, from time to time in its discretion to take any action and to execute any instrument that it may deem reasonably necessary or advisable to accomplish the purposes of this Agreement and the Intercreditor Agreement, including, without limitation, the following:

          (a) upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Debtor pursuant to the Indenture;

          (b) upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (c) upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above subject in all respects to the rights of any lender under the Credit Agreement to receive, endorse and collect the same;

          (d) upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral;

          (e) to prepare and file any UCC financing statements against such Debtor as debtor;

          (f) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Debtor as assignor;

          (g) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same, any such payments made by the Secured Party to become obligations of such Debtor to the Secured Party, due and payable immediately without demand; and

          (h) upon the occurrence and during the continuance of any Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and such Debtor's expense, at any time or from time to time, all acts and things that the Secured Party deems reasonably necessary to protect, preserve or realize upon the Collateral and the Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Debtor might do.

     6.2 No Duty on the Part of Secured Party. The powers conferred on the Secured Party hereunder are solely to protect the interests of the Secured Party in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Debtor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

7.   REMEDIES.

     7.1  Generally.

          (a) If any Event of Default shall have occurred and be continuing, the Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Secured Party on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

               (i) require any Debtor to, and each Debtor hereby agrees that it shall at its expense and promptly upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties;

               (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

              (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Secured Party deems appropriate;

               (iv) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable; and

          (b) The Secured Party may be a purchaser of any or all of the Collateral at any public or private (to the extent the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Secured Party, as Secured Party for and representative of the Holders, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Debtor, and each Debtor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Debtor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Debtor agrees that it would not be commercially unreasonable for the Secured Party to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Debtor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, each Debtor shall be liable for the deficiency and the fees of any attorneys employed by the Secured Party to collect such deficiency. Each Debtor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Debtor, and such Debtor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Secured Party hereunder.

          (c) The Secured Party may sell following the occurrence and during the continuance of an Event of Default the Collateral without giving any warranties as to the Collateral. The Secured Party may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely effect the commercial reasonableness of any sale of the Collateral.

          (d) If the Secured Party sells any of the Collateral on credit, the Secured Obligations will be credited only with payments actually made by the purchaser and received by the Secured Party and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Secured Party may resell the Collateral.

          (e) The Secured Party shall have no obligation to marshall any of the Collateral.

          (f) All amounts and proceeds (including checks and other instruments) received by any Debtor in respect of amounts due to such Debtor in respect of the Collateral or any portion thereof following the occurrence and during the continuance of an Event of Default shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of such Debtor and shall be forthwith paid over or delivered (subject to the Intercreditor Agreement to the extent then in effect) to the Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 7.5 following the occurrence and during the continuance of an Event of Default. Upon demand from the Secured Party, Debtors shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

     7.2 Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Secured Party in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Secured Party against, the Secured Obligations in the following order of priority: first, to the payment
                                                         -----
of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Secured Party and its agents and counsel, and all other expenses, liabilities and advances made or incurred by the Secured Party in connection therewith, and all amounts for which the Secured Party is entitled to indemnification hereunder and all advances made by the Secured Party hereunder for the account of the applicable Debtor, and to the payment of all costs and expenses paid or incurred by the Secured Party in connection with the exercise of any right or remedy hereunder or under the Indenture, all in accordance with the terms hereof or thereof; second, to the
                                                               ------
extent of any excess of such proceeds, to the payment of all other Secured Obligations for the ratable benefit of the Holders; and third, to the extent of
                                                        -----
any excess of such proceeds, to the payment to or upon the order of such Debtor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

     7.3 Investment Related Property. Each Debtor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Secured Party may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Debtor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Debtor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Secured Party determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Debtor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Secured Party all such information as the Secured Party may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

     7.4  Intellectual Property.

          (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default:

               (i) the Secured Party shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Debtor, the Secured Party or otherwise, in the Secured Party's sole discretion, to enforce any Intellectual Property, in which event such Debtor shall, at the request of the Secured Party, do any and all reasonable lawful acts and execute any and all documents reasonably required by the Secured Party in aid of such enforcement and such Debtor shall promptly, upon demand, reimburse and indemnify the Secured Party as provided in Section 10 hereof in connection with the exercise of its rights under this Section, and, to the extent that the Secured Party shall elect not to bring suit to enforce any Intellectual Property as provided in this Section, each Debtor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the commercially material infringement of any of the material Intellectual Property by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing as shall be reasonably necessary to prevent such infringement;

               (ii) upon reasonable written demand from the Secured Party, each
                    Debtor shall grant, assign, convey or otherwise transfer to the Secured Party all of such Debtor's right, title and interest in and to the Intellectual Property and shall execute and deliver to the Secured Party such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

              (iii) each Debtor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Secured Party receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property;

               (iv) within five (5) Business Days after written notice from the
                    Secured Party, each Debtor shall make available to the Secured Party, to the extent within such Debtor's power and authority, such personnel in such Debtor's employ on the date of such Event of Default as the Secured Party may reasonably designate, by name, title or job responsibility, to permit such Debtor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Debtor under or in connection with the Intellectual Property, such persons to be available to perform their prior functions on the Secured Party's behalf and to be compensated by the Secured Party at such Debtor's expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default; and

               (v) the Secured Party shall have the right to notify, or require each Debtor to notify, any obligors with respect to amounts due or to become due to such Debtor in respect of the Intellectual Property, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Secured Party, and, upon such notification and at the expense of such Debtor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Debtor might have done.

          (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing,
(ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Secured Party of any rights, title and interests in and to the Intellectual Property shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Debtor, the Secured Party shall promptly execute and deliver to such Debtor, at such Debtor's sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Debtor any such rights, title and interests as may have been assigned to the Secured Party as aforesaid, subject to any disposition thereof that may have been made by the Secured Party; provided, after giving effect to such reassignment, the Secured Party's security interest granted pursuant hereto, as well as all other rights and remedies of the Secured Party granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any Liens granted by or on behalf of the Secured Party.

          (c) Solely for the purpose of enabling the Secured Party to exercise rights and remedies under this Section 7 and at such time as the Secured Party shall be lawfully entitled to exercise such rights and remedies, each Debtor hereby grants to the Secured Party, to the extent it has the right to do so, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Debtor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Debtor to avoid the risk of invalidation of said Trademarks, to use, operate under, license, or sublicense any Intellectual Property now owned or hereafter acquired by such Debtor, and wherever the same may be located.

     7.5 Cash Proceeds. In addition to the rights of the Secured Party specified in Section 4.3 with respect to payments of Receivables, Cash Proceeds shall be held by such Debtor in trust for the Secured Party, segregated from other funds of such Debtor, and shall, forthwith upon receipt by such Debtor, unless otherwise provided pursuant to Section 4.4, be turned over to the Secured Party in the exact form received by such Debtor (duly indorsed by such Debtor to the Secured Party, if required). Any Cash Proceeds received by the Secured Party (whether from a Debtor or otherwise): (i) if no Event of Default shall have occurred and be continuing, shall be held by the Secured Party for the ratable benefit of the Holders, as collateral security for the Secured Obligations (whether matured or unmatured) and (ii) if an Event of Default shall have occurred and be continuing, may, in the sole discretion of the Secured Party,
(A) be held by the Secured Party for the ratable benefit of the Holders, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by the Secured Party against the Secured Obligations then due and owing.

     7.6  Regulatory Matters.  The Secured Party acknowledges and agrees that:

          (a) In the event that, upon the occurrence and during the continuance of an Event of Default, the Secured Party exercises any of the voting and consensual rights afforded under this Agreement, or one or more of the remedies set forth in Section 7 of this Agreement, including but not limited to (i) re-registration of the Pledged Equity Interests in respect of a Gaming Subsidiary, or (ii) foreclosure, transfer or other enforcement of security interests in the Pledged Equity Interests, pursuant to applicable Gaming Laws, such exercise of remedies shall require the separate and prior approval of the applicable Gaming Authorities and/or licensing of the Secured Party (unless such licensing requirement is waived by such Gaming Authorities upon application of the Secured Party) pursuant to applicable Gaming Laws.

          (b) The approval of the applicable Gaming Authorities of this Agreement shall not act or be construed as the approval, either express or implied, for the Secured Party to take any actions or steps provided for in this Agreement for which prior approval of such gaming board is required, without first obtaining such prior and separate approval of the Gaming Authorities to the extent then required by applicable law.

          (c) To the extent the Secured Party takes possession of the certificates or instruments representing or evidencing the Pledged Equity Interests of Mikohn Nevada, the Secured Party shall be required to maintain such Pledged Equity Interests within the State of Nevada at all times at a location designated to the Nevada Board, and shall make such certificates or instruments representing or evidencing such Pledged Equity Interests available for inspection by agents or employees of the Nevada Board immediately upon request during normal business hours.

8.   CONTINUING SECURITY INTEREST; TRANSFER OF NOTES.

     This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations, be binding upon each Debtor, its successors and assigns (except to the extent otherwise provided in the Indenture), and inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Indenture, any Holder may assign or otherwise transfer any Note held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Holders herein or otherwise. Upon the payment in full of all Secured Obligations, the security interest granted hereby shall terminate hereunder and of record and all rights to the Collateral granted hereunder shall revert to Debtors. Upon any such termination the Secured Party shall, at Debtors' expense, execute and deliver to Debtors such documents as Debtors shall reasonably request to evidence such termination.

9.   STANDARD OF CARE; SECURED PARTY MAY PERFORM.

     The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property. Neither the Secured Party nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Debtor or otherwise. If any Debtor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by each Debtor under Section 11.2 hereof.

10.  INDEMNITY AND EXPENSES.

          (a)  Each Debtor agrees:

               (i) to defend (subject to Indemnitees' selection of counsel), indemnify, pay and hold harmless each Indemnitee, from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including without limitation enforcement of this Agreement), except to the extent such claims, losses or liabilities result from such Indemnitee's gross negligence or willful misconduct as finally and unappeallably determined by a court of competent jurisdiction; and

              (ii) to pay to the Secured Party promptly following written demand the amount of any and all reasonable costs and reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents in accordance with the terms and conditions of the Indenture.

          (b) The obligations of each Debtor in this Section 10 shall survive the termination of this Agreement and the discharge of such Debtor's other obligations under this Agreement and the Indenture.

11.  MISCELLANEOUS.

     11.1 Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given to a Debtor or Secured Party, shall be sent to such Person's address as set forth in the Indenture. Each notice hereunder shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided, no notice to Secured Party shall be
                                --------
effective until received by Secured Party.

     11.2 Expenses. Debtors agree to pay promptly all the actual and reasonable costs and expenses of preparation of the Collateral Agreements and any consents, amendments, waivers or other modifications thereto; all the costs of furnishing all opinions by counsel for the Debtors; the reasonable fees, expenses and disbursements of counsel to Secured Party (in each case including allocated costs of internal counsel) in connection with the negotiation, preparation, execution and administration of the Collateral Agreements and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by Debtors; all the actual costs and reasonable expenses of creating and perfecting Liens in favor of Secured Party, for the benefit of Holders pursuant hereto, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums and reasonable fees, expenses and disbursements of counsel to Secured Party and of counsel providing any opinions that Secured Party may request in respect of the Collateral or the Liens created pursuant to the Collateral Agreements; all the actual costs and reasonable fees, expenses and disbursements of any auditors, accountants, consultants or appraisers; all the actual costs and reasonable expenses (including the reasonable fees, expenses and disbursements of any appraisers, consultants, advisors and agents employed or retained by Secured Party and its counsel) in connection with the custody or preservation of any of the Collateral; and after the occurrence of an Event of Default, all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by Secured Party in enforcing any Secured Obligations of or in collecting any payments due from any Debtor hereunder or under the other Indenture Documents by reason of an Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral) or in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a "work-out" or pursuant to any insolvency or bankruptcy cases or proceedings.

    11.3  Amendments and Waivers.

          (a) Secured Party's Consent.  Subject to Section 11.3(b) and 11.3(c)
              -----------------------
and the terms of the Indenture, no amendment, modification, termination or waiver of any provision of this Agreement, or consent to any departure by any Debtor therefrom, shall in any event be effective without the written concurrence of the Secured Party.

          (b) Other Consents.  No amendment, modification, termination or waiver
              --------------
of any provision of this Agreement, or consent to any departure by any Debtor therefrom, shall amend, modify, terminate or waive any provision herein as the same applies to Secured Party without the consent of the Secured Party except as provided in accordance with the Indenture.

          (c) Waiver.   Any waiver or consent shall be effective only in the
              -------
specific instance and for the specific purpose for which it was given. No notice to or demand on any Debtor in any case shall entitle any Debtor to any other or further notice or demand in similar or other circumstances.

     11.4  Successors and Assigns.   This Agreement shall be binding upon the
parties hereto and their respective successors and assigns including all persons who become bound as debtor to this Agreement. No Debtor shall, except as permitted under the Indenture, assign any right, duty or obligation hereunder.

     11.5 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

     11.6 Survival of Representations, Warranties and Agreements. All representations, warranties and agreements made herein shall survive the execution and delivery hereof. Notwithstanding anything herein or implied by law to the contrary, the agreements of each Debtor set forth in Sections 10 and
11.2 shall survive the payment of the Obligations under the Indenture and the termination hereof.

     11.7 No Waiver; Remedies Cumulative. No failure or delay on the part of the Secured Party in the exercise of any power, right or privilege hereunder or under any other Indenture Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege.
All rights, powers and remedies existing under this Agreement and the other Indenture Documents are cumulative, and not exclusive of, any rights or remedies otherwise available. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

     11.8 Marshaling; Payments Set Aside. The Secured Party shall not be under any obligation to marshal any assets in favor of any Debtor or any other Person or against or in payment of any or all of the Secured Obligations.

     11.9 Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     11.10 Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

     11.11 APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

     11.12 CONSENT TO JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY DEBTOR ARISING OUT OF OR RELATING HERETO OR ANY OTHER INDENTURE DOCUMENT, OR ANY OF THE OBLIGATIONS, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH DEBTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE DEBTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH
SECTION 11.1; AGREES THAT SERVICE AS PROVIDED ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE DEBTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND AGREES SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY DEBTOR IN THE COURTS OF ANY OTHER JURISDICTION.

     11.13 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 11.13 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     11.14 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     11.15 Gaming Laws. (a) The Secured Party acknowledges, understands and agrees that the Gaming Laws may impose certain licensing or transaction approval requirements prior to the exercise of the rights and remedies granted to it under this Agreement with respect to the Collateral subject to the Gaming Laws.

          (b) If any consent under the Gaming Laws is required in connection with the taking of any of the actions which may be taken by the Secured Party in the exercise of its rights hereunder, then each Debtor agrees to use its best efforts to secure such consent and to cooperate with the Secured Party in obtaining any such consent. Upon the occurrence and during the continuation of any Event of Default, each Debtor shall promptly execute and/or cause the execution of all applications, certificates, instruments, and other documents and papers that the Secured Party may be required to file in order to obtain any necessary approvals under the Gaming Laws, and if such Debtor fails or refuses to execute such documents, the Secured Party or the clerk of the court with jurisdiction may execute such documents on behalf of such Debtor.

          (c) Notwithstanding any other provision of this Agreement to the contrary other than as set forth in Section 7.6, nothing in this Agreement shall
(i) effect any transfer of any ownership interest in a Debtor or (ii) effect any transfer, sale, purchase, lease or hypothecation of, or any borrowing or loaning of money against, or any establishment of any voting trust agreement or other similar agreement with respect to any certificate of suitability or any owner's license heretofore or hereafter issued to any person, including any Debtor, under any of the Gaming Laws.

     11.16 Effectiveness. Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Secured Party of written or telephonic notification of such execution and authorization of delivery thereof.

     11.17 Entire Agreement. This Agreement and the other Indenture Documents embody the entire agreement and understanding between the Debtors and the Secured Party and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Indenture Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

     11.18 Indenture Controls. All terms, covenants, conditions, provisions and requirements of the Indenture are incorporated by reference in this Agreement. In the event of any conflict or inconsistency between the provisions of this Agreement and those of the Indenture, including, without limitation, any conflicts or inconsistencies in any definitions herein or therein, the provisions or definitions of the Indenture shall govern.

     11.19 Trust Indenture Act Controls. If any provision of this Agreement limits, qualifies or conflicts with the duties imposed by the Trust Indenture Act of 1939 as in effect on the date of this Agreement, the imposed duties shall control.

     IN WITNESS WHEREOF, each Debtor and the Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                         MIKOHN GAMING CORPORATION


                         By:
                            ----------------------------------------
                             Name:
                             Title:


                         CASINO EXCITEMENT, INC.


                         By:
                            ----------------------------------------
                             Name:
                             Title:


                         GAMES OF NEVADA, INC.


                         By:
                            ----------------------------------------
                             Name:
                             Title:


                         MGC, INC.


                         By:
                            ----------------------------------------
                             Name:
                             Title:


                         MIKOHN INTERNATIONAL, INC.


                         By:
                            ----------------------------------------
                             Name:
                             Title:

                         MIKOHN NEVADA


                         By:
                            ----------------------------------------
                             Name:
                             Title:


                         PROGRESSIVE GAMES, INC.


                         By:
                            ----------------------------------------
                             Name:
                             Title:



                         FIRSTAR BANK, N.A.,
                         as the Secured Party


                         By:
                            ----------------------------------------
                             Name:
                             Title:

                                                                    SCHEDULE 4.1
                                                TO PLEDGE AND SECURITY AGREEMENT

(A) Full Legal Name, Jurisdiction of Organization and Chief Executive Officer of each Debtor:

                                 Type of     Jurisdiction of   Chief Executive
Full Legal Name                Organization   Organization          Officer
---------------                ------------   ------------          -------
Mikohn Gaming Corporation     C Corporation      Nevada       David J. Thompson
Casino Excitement, Inc.       C Corporation      Nevada       David J. Thompson
Games of Nevada, Inc.         C Corporation      Nevada       David J. Thompson
MGC, Inc.                     C Corporation      Nevada       David J. Thompson
Mikohn International, Inc.    C Corporation      Nevada       David J. Thompson
Mikohn Nevada                 C Corporation      Nevada       David J. Thompson
Progressive Games, Inc.       C Corporation     Delaware      David J. Thompson

(B) Other Names (including any Trade-Name or Fictitious Business Name) under which each Debtor has conducted Business for the past Five (5) Years:

Full Legal Name               Trade Name or Fictitious Business Name
---------------               --------------------------------------
Mikohn Gaming Corporation     Mikohn Corporation

Casino Excitement, Inc.       Mikohn Lighting and Sign

(C)  Financing Statements:

Name of Debtor                Filing Jurisdiction(s)
--------------                ----------------------

Mikohn Gaming Corporation     Nevada

Casino Excitement, Inc.       Nevada

Games of Nevada, Inc.         Nevada

MGC, Inc.                     Nevada

Mikohn International, Inc.    Nevada

Mikohn Nevada                 Nevada

Progressive Games, Inc.       Delaware

                                                                    SCHEDULE 4.2
                                                TO PLEDGE AND SECURITY AGREEMENT

                      LOCATION OF EQUIPMENT AND INVENTORY

Name of Debtor                  Location of Equipment and Inventory
---------------------------     -----------------------------------
Mikohn Gaming Corporation       920 Pilot Road
                                Las Vegas, NV, 89119

                                6850 Paradise Road
                                Las Vegas, NV 89119

                                4181 West Oquendo Road
                                Las Vegas, NV, 89118

                                323 Freeport Boulevard
                                Sparks, NV 89431

                                6555 NW 9th Avenue Suite 210
                                Ft. Lauderdale. FL 33309

                                328 Old Highway Road
                                Hurricane, UT 84737

                                5242 Winner Road
                                Kansas City, MO. 64127

                                6575 Delilah Road
                                Egg Harbor Twp., NJ 08234

                             R  29605 Solana Way
                                No. 0-16
                                Temecula, CA 92591

                             R  330 Yard Street
                                Oroville, CA 92591

                             R  1104 Indiana SE
                                Albuquerque, NM 87108

                             R  2206 29th Avenue
                                Payallup, WA 98374

                                8524 West 193rd Street
                                Unit 79
                                Mokena, IL 60448

Name of Debtor                  Location of Equipment and Inventory
---------------------------     -----------------------------------
                             R  5328 Precious Stone Drive
                                St. Charles, MO 63304

                             R  5688 Spanish Mission Court
                                Lake Charles, LA 70605

                             R  3405 Driftwood Drive
                                Shreveport, LA 71118

Mikohn Nevada                   840 Pilot Road
                                Las Vegas, NV 89119

Casino Excitement, Inc.         3665 West Diablo Drive
                                Las Vegas, NV, 89118

                                1100 Doughty Road
                                Pleasantville, NJ 08232

MGC, Inc.                       10011 Lorraine Road
                                Gulfport, MS 39503

                                1568 Old Commerce Road
                                Robinsonville, MS 38664

                                17301 W. Colfax Avenue
                                Suite 403
                                Golden, CO 80401

R    Personal residence

                                                                    SCHEDULE 4.4
                                                TO PLEDGE AND SECURITY AGREEMENT

                          INVESTMENT RELATED PROPERTY

Pledged Stock:

                                                                 Stock                    No. of           % of
                                       Class    Certificated  Certificate    Par          Shares       Outstanding
    Debtor          Stock Issuer         of        (Y/N)          No.       Value       of Pledged    Stock of the
                                       Stock                                              Stock       Stock Issuer
-------------------------------------------------------------------------------------------------------------------
Mikohn
 Gaming            Mikohn Nevada       Common        Y             1        $0.001          100            100%
 Corporation

-------------------------------------------------------------------------------------------------------------------
Mikohn
 Gaming              MGC, Inc.         Common        Y             1        $0.001          100            100%
 Corporation

-------------------------------------------------------------------------------------------------------------------
Mikohn           Casino Excitement,
 Gaming                Inc.            Common        Y             3        $ 0.01            1            100%
 Corporation

-------------------------------------------------------------------------------------------------------------------
Mikohn           Casino Excitement,
 Gaming                Inc.            Common        Y             4        $ 0.01      266,999            100%
 Corporation

-------------------------------------------------------------------------------------------------------------------
Mikohn             Mikohn Europe
 Gaming                B.V.            Common        N             *          *           *                 66%
 Corporation

-------------------------------------------------------------------------------------------------------------------
Mikohn             Mikohn Gaming
 Gaming          Australasia Pty.      Common        N             *          *           *                 50%
 Corporation           Ltd.

-------------------------------------------------------------------------------------------------------------------
Mikohn              Mikohn South
 Gaming            America, S.A.       Common        Y           008        S/1.00    1,162,525          49.85%
 Corporation

-------------------------------------------------------------------------------------------------------------------
Mikohn            Games of Nevada,
 Gaming                Inc.            Common        N             0          *           *                100%
 Corporation

-------------------------------------------------------------------------------------------------------------------
Mikohn                 Mikohn
 Gaming         International, Inc.    Common        Y             3        $ 0.01         1000            100%
 Corporation

-------------------------------------------------------------------------------------------------------------------
Mikohn           Progressive Games
 Gaming                Inc.            Common        Y            11        $ 0.01         2700            100%
 Corporation

-------------------------------------------------------------------------------------------------------------------

Pledged Partnership Interests:  None

Pledged LLC Interests:  None

Pledged Trust Interests:  None

Pledged Debt:  None

Securities Account:  None

Commodities Accounts:  None

                                                                    SCHEDULE 4.5
                                                TO PLEDGE AND SECURITY AGREEMENT

                             INTELLECTUAL PROPERTY

A.  Copyrights:

TITLE OF WORK                 COUNTRY   REG. NO.   REG. DATE            RECORD OWNER                          COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
PALM TREE AND SEA SHELL       U.S.     VA 758727   N/A        PROGRESSIVE GAMES, INC.            REGISTERED;
 DESIGN                                                                                          SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARD DESIGNS FOR CARIBBEAN    U.S.     VAU 352407  N/A        PROGRESSIVE GAMES, INC.            REGISTERED;
 STUD VIDEO POKER                                                                                SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD; SILK SCREEN   U.S.     VA 301075        1988  PROGRESSIVE GAMES, INC.            REGISTERED; SECURITY INTEREST HELD
 PRINT                                                                                           BY FIRST SOURCE FINANCIAL LLP,
                                                                                                 RECORDED ON OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD POKER;         U.S.     PA 416277        1989  PROGRESSIVE GAMES, INC.            REGISTERED;
 AUDIOVISUAL WORK                                                                                SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
A NEW DAY IN GAMING; TEXT &   U.S.     TX 2881220       1990  PROGRESSIVE GAMES, INC.            REGISTERED;
 PHOTOS                                                                                          SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD POKER GAME     U.S.     TXU 610090       1993  PROGRESSIVE GAMES, INC.            REGISTERED;
 PROGRAM STUD.AJM; COMPUTER                                                                      SECURITY INTEREST HELD BY FIRST
 PROGRAM                                                                                         SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD POKER GAME     U.S.     TX 3682717       1993  PROGRESSIVE GAMES, INC.            REGISTERED;
 PROGRAM REV. 1.1; COMPUTER                                                                      SECURITY INTEREST HELD BY FIRST
 PROGRAM                                                                                         SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD POKER GAME     U.S.     TX 3738973       1993  PROGRESSIVE GAMES, INC.            REGISTERED;
 PROGRAM REV. 1.2; COMPUTER                                                                      SECURITY INTEREST HELD BY FIRST
 PROGRAM                                                                                         SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------

TITLE OF WORK                 COUNTRY   REG. NO.   REG. DATE            RECORD OWNER                          COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD POKER GAME     U.S.     TX 3728541       1993  PROGRESSIVE GAMES, INC.            REGISTERED;
 PROGRAM REV. 2.0; COMPUTER                                                                      SECURITY INTEREST HELD BY FIRST
 PROGRAM                                                                                         SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD POKER GAME     U.S.     TX 3700767       1993  PROGRESSIVE GAMES, INC.            REGISTERED;
 PROGRAM SAR 1 REV. 1.086                                                                        SECURITY INTEREST HELD BY FIRST
 COMPUTER PROGRAM                                                                                SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD POKER GAME     U.S.     TX 3685051       1993  PROGRESSIVE GAMES, INC.            REGISTERED;
 PROGRAM SAR 1 REV. 1.087;                                                                       SECURITY INTEREST HELD BY FIRST
 COMPUTER PROGRAM                                                                                SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD POKER GAME     U.S.     TX 3685677       1993  PROGRESSIVE GAMES, INC.            REGISTERED;
 PROGRAM SAR 1 REV. 1.088;                                                                       SECURITY INTEREST HELD BY FIRST
 COMPUTER PROGRAM                                                                                SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD POKER GAME     U.S.     TX 3685048       1993  PROGRESSIVE GAMES, INC.            REGISTERED;
 PROGRAM SAR 1 REV. 1.089;                                                                       SECURITY INTEREST HELD BY FIRST
 COMPUTER PROGRAM                                                                                SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD POKER GAME     U.S.     TX 3739990       1993  PROGRESSIVE GAMES, INC.            REGISTERED;
 PROGRAM SAR 1 REV. 1.090;                                                                       SECURITY INTEREST HELD BY FIRST
 COMPUTER PROGRAM                                                                                SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD POKER GAME     U.S.     TX 3685626       1993  PROGRESSIVE GAMES, INC.            REGISTERED;
 PROGRAM SAR 1 REV. 1.091;                                                                       SECURITY INTEREST HELD BY FIRST
 COMPUTER PROGRAM                                                                                SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD POKER GAME     U.S.     TX 3700766       1993  PROGRESSIVE GAMES, INC.            REGISTERED;
 PROGRAM SAR 1 REV. 1.093;                                                                       SECURITY INTEREST HELD BY FIRST
 COMPUTER PROGRAM                                                                                SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD POKER GAME     U.S.     TX 3693445       1993  PROGRESSIVE GAMES, INC.            REGISTERED;
 PROGRAM SAR1 REV. 1.094;                                                                        SECURITY INTEREST HELD BY FIRST
 COMPUTER PROGRAM                                                                                SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD POKER GAME     U.S.     TXU 634511       1993  PROGRESSIVE GAMES, INC.            REGISTERED;
 PROGRAM SAR 1 REV. 1.096;                                                                       SECURITY INTEREST HELD BY FIRST
 COMPUTER PROGRAM                                                                                SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------

TITLE OF WORK                 COUNTRY   REG. NO.   REG. DATE            RECORD OWNER                          COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD POKER GAME     U.S.     TX 3682736       1993  PROGRESSIVE GAMES, INC.            REGISTERED;
 PROGRAM SAR 1 REV. 1.097;                                                                       SECURITY INTEREST HELD BY FIRST
 COMPUTER PROGRAM                                                                                SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD POKER GAME     U.S.     TX 3682734       1993  PROGRESSIVE GAMES, INC.            REGISTERED;
 PROGRAM SAR 1 REV. 1.098;                                                                       SECURITY INTEREST HELD BY FIRST
 COMPUTER PROGRAM                                                                                SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD POKER GAME     U.S.     TX 3682735       1993  PROGRESSIVE GAMES, INC.            REGISTERED;
 PROGRAM SAR 1B REV. 1.001;                                                                      SECURITY INTEREST HELD BY FIRST
 COMPUTER PROGRAM                                                                                SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD POKER GAME     U.S.     TX 3685052       1993  PROGRESSIVE GAMES, INC.            REGISTERED;
 PROGRAM SAR 1BREV. 1.002;                                                                       SECURITY INTEREST HELD BY FIRST
 COMPUTER PROGRAM                                                                                SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
GAME MGR.C VERSION 3.03;      U.S.     TX 3777812       1994  PROGRESSIVE GAMES, INC.            REGISTERED;
 COMPUTER PROGRAM                                                                                SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
SUPER 7 1/2 DESIGN NO. 2      U.S.     VA 885899        N/A   PROGRESSIVE GAMES, INC.            REGISTERED; SECURITY INTEREST HELD
                                                                                                 BY FIRST SOURCE FINANCIAL LLP, NOT
                                                                                                 RECORDED.
------------------------------------------------------------------------------------------------------------------------------------
PROGRESSIVE BLACK JACK        U.S.     VA 885898        N/A   PROGRESSIVE GAMES, INC.            REGISTERED; SECURITY INTEREST HELD
 DESIGN NO. 2                                                                                    BY FIRST SOURCE FINANCIAL LLP, NOT
                                                                                                 RECORDED.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD POKER DESIGN   U.S.     VA 885896        N/A   PROGRESSIVE GAMES, INC.            REGISTERED; SECURITY INTEREST HELD
 NO. 2                                                                                           BY FIRST SOURCE FINANCIAL LLP, NOT
                                                                                                 RECORDED.
------------------------------------------------------------------------------------------------------------------------------------
ARUBA RUM 32 DESIGN NO. 2     U.S.     VA 885895        N/A   PROGRESSIVE GAMES, INC.            REGISTERED
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN DRAW POKER DESIGN   U.S.     VA 885894        N/A   PROGRESSIVE GAMES, INC.            REGISTERED
 NO. 2
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN DRAW POKER DESIGN   U.S.     VAU 408083       N/A   PROGRESSIVE GAMES, INC.            REGISTERED
 1
------------------------------------------------------------------------------------------------------------------------------------
ARUBA RUM 32 DESIGN 1         U.S.     VAU 408084       N/A   PROGRESSIVE GAMES, INC.            REGISTERED
------------------------------------------------------------------------------------------------------------------------------------

TITLE OF WORK                 COUNTRY   REG. NO.   REG. DATE            RECORD OWNER                          COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD POKER DESIGN   U.S.     VAU 408085      N/A    PROGRESSIVE GAMES, INC.            REGISTERED
------------------------------------------------------------------------------------------------------------------------------------
PAIGOW POKER DESIGN           U.S.     VAU 408086      N/A    PROGRESSIVE GAMES, INC.            REGISTERED
------------------------------------------------------------------------------------------------------------------------------------
SUPER 7 1/2 DESIGN 1          U.S.     VAU 408087      N/A    PROGRESSIVE GAMES, INC.            REGISTERED
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD SLIMLINE       U.S.     VAU 421502      N/A    PROGRESSIVE GAMES, INC.            REGISTERED
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN DRAW POKER          U.S.     TXU 838697   02/02/98  PROGRESSIVE GAMES, INC.            REGISTERED
 PROCEDURES MANUAL
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD PROCEDURES     U.S.     TXU 838696   02/02/98  PROGRESSIVE GAMES, INC.            REGISTERED
 MANUAL
------------------------------------------------------------------------------------------------------------------------------------
PROGRESSIVE GAMES, INC.       U.S.     VA 898783    12/17/97  PROGRESSIVE GAMES, INC.            REGISTERED
 (LOGO)
------------------------------------------------------------------------------------------------------------------------------------
PROGRESSIVE SUPER 7 1/2 A     U.S.     VA 891796    12/24/97  PROGRESSIVE GAMES, INC.            REGISTERED
 NEW CASINO TABLE GAME
 THAT'S FUN, FAST, EXCITING
 AND SIMPLE TO PLAY
------------------------------------------------------------------------------------------------------------------------------------
PROGRESSIVE BLACK JACK        U.S.     VAU 408088   07/22/97  PROGRESSIVE GAMES, INC.            REGISTERED
 DESIGN: NO 1
------------------------------------------------------------------------------------------------------------------------------------
PAIGOW POKER DESIGN: NO. 2    U.S.     VA 885897    07/22/97  PROGRESSIVE GAMES, INC.            REGISTERED
------------------------------------------------------------------------------------------------------------------------------------
DESIGN NO. L71458-A           U.S.     VAU 405964   08/07/97  MIKOHN GAMING CORPORATION          REGISTERED
------------------------------------------------------------------------------------------------------------------------------------
DESIGN NO. L62043             U.S.     VAU 392903   03/03/97  MIKOHN GAMING CORPORATION          REGISTERED; SECURITY INTEREST HELD
                                                                                                 BY FIRST SOURCE FINANCIAL LLP, NOT
                                                                                                 RECORDED.
------------------------------------------------------------------------------------------------------------------------------------
DESIGN NO. L62806             U.S.     VAU 392902   03/03/97  MIKOHN GAMING CORPORATION          REGISTERED; SECURITY INTEREST HELD
                                                                                                 BY FIRST SOURCE FINANCIAL LLP, NOT
                                                                                                 RECORDED.
------------------------------------------------------------------------------------------------------------------------------------
DESIGN NO. L61537             U.S.     VAU 392901   03/03/97  MIKOHN GAMING CORPORATION          REGISTERED; SECURITY INTEREST HELD
                                                                                                 BY FIRST SOURCE FINANCIAL LLP, NOT
                                                                                                 RECORDED.
------------------------------------------------------------------------------------------------------------------------------------
DESIGN NO. L62460             U.S.     VAU 392900   03/03/97  MIKOHN GAMING CORPORATION          REGISTERED; SECURITY INTEREST HELD
                                                                                                 BY FIRST SOURCE FINANCIAL LLP, NOT
                                                                                                 RECORDED.
------------------------------------------------------------------------------------------------------------------------------------

TITLE OF WORK                 COUNTRY   REG. NO.   REG. DATE            RECORD OWNER                          COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
DESIGN NO. L61734             U.S.     VAU 392899   03/03/97  MIKOHN GAMING CORPORATION          REGISTERED
------------------------------------------------------------------------------------------------------------------------------------
DESIGN NO. R60543             U.S.     VAU 392898   03/03/97  MIKOHN GAMING CORPORATION          REGISTERED
------------------------------------------------------------------------------------------------------------------------------------
DESIGN NO. R61081             U.S.     VAU 392897   03/03/97  MIKOHN GAMING CORPORATION          REGISTERED; SECURITY INTEREST HELD
                                                                                                 BY FIRST SOURCE FINANCIAL LLP, NOT
                                                                                                 RECORDED.
------------------------------------------------------------------------------------------------------------------------------------
DESIGN NO. R61066             U.S.     VAU 392896   03/03/97  MIKOHN GAMING CORPORATION          REGISTERED
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN DRAW POKER          U.S.     VA 841444    01/27/97  PROGRESSIVE GAMES, INC.            REGISTERED;
                                                                                                 SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
TREASURE CHEST POKER:         U.S.     VA 392781    03/03/97  MIKOHN GAMING CORPORATION          REGISTERED; SECURITY INTEREST HELD
 DESIGN NO. L61626                                                                               BY FIRST SOURCE FINANCIAL LLP, NOT
                                                                                                 RECORDED.
------------------------------------------------------------------------------------------------------------------------------------
TREASURE CHEST POKER:         U.S.     VAU 392633   03/03/97  MIKOHN GAMING CORPORATION          REGISTERED; SECURITY INTEREST HELD
 DESIGN NO. L61402                                                                               BY FIRST SOURCE FINANCIAL LLP, NOT
                                                                                                 RECORDED.
------------------------------------------------------------------------------------------------------------------------------------
DESIGN NO. L61832             U.S.     VAU 392213   03/03/97  MIKOHN GAMING CORPORATION          REGISTERED; SECURITY INTEREST HELD
                                                                                                 BY FIRST SOURCE FINANCIAL LLP, NOT
                                                                                                 RECORDED.
------------------------------------------------------------------------------------------------------------------------------------
BUFFALO SALOON                U.S.     VAU 391962   03/03/97  MIKOHN GAMING CORPORATION          REGISTERED; SECURITY INTEREST HELD
                                                                                                 BY FIRST SOURCE FINANCIAL LLP, NOT
                                                                                                 RECORDED.
------------------------------------------------------------------------------------------------------------------------------------
SMOKE SPOT                    U.S.     VA 814994    10/08/96  PROGRESSIVE GAMES, INC.            REGISTERED;
                                                                                                 SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
DESIGN NO. L62518 & L62519    U.S.     VAU 356095   01/24/97  MIKOHN GAMING CORPORATION          REGISTERED; SECURITY INTEREST HELD
                                                                                                 BY FIRST SOURCE FINANCIAL LLP, NOT
                                                                                                 RECORDED.
------------------------------------------------------------------------------------------------------------------------------------
DESIGN NO. L62517             U.S.     VAU 356094   01/24/97  MIKOHN GAMING CORPORATION          REGISTERED; SECURITY INTEREST HELD
                                                                                                 BY FIRST SOURCE FINANCIAL LLP, NOT
                                                                                                 RECORDED.
------------------------------------------------------------------------------------------------------------------------------------
DESIGN NO. L-62313            U.S.     VAU 356093   01/24/97  MIKOHN GAMING CORPORATION          REGISTERED; SECURITY INTEREST HELD
                                                                                                 BY FIRST SOURCE FINANCIAL LLP, NOT
                                                                                                 RECORDED.
------------------------------------------------------------------------------------------------------------------------------------

TITLE OF WORK                 COUNTRY   REG. NO.   REG. DATE            RECORD OWNER                          COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
CARD DESIGNS FOR CARIBBEAN    U.S.     VA 773770    11/20/95  PROGRESSIVE GAMES, INC.            REGISTERED
 STUD VIDEO POKER
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD POKER PROGRAM  U.S.     TX 3685667      N/A    PROGRESSIVE GAMES, INC.            REGISTERED;
                                                                                                 SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
BET, BLUFF, OR FOLD. BY       U.S.     TX 1160172      N/A    MIKOHN GAMING CORPORATION          REGISTERED
 GAMES OF NEVADA
------------------------------------------------------------------------------------------------------------------------------------
Z SYSTEM SLOT MACHINE BOARD   U.S.     VA 96236     10/27/81  WICHINSKY, MICHAEL D/B/A GAMES     REGISTERED; SECURITY INTEREST HELD
 : DRAWING NO.                                                OF NEVADA                          BY FIRST SOURCE FINANCIAL LLP, NOT
 Z-0060/DRAWING K.F.;                                                                            RECORDED.
 DESIGNER, K.F.
------------------------------------------------------------------------------------------------------------------------------------
SINGLE CARD 9 BALL HOLD THE   U.S.     TXU 203866   06/24/85  GAMES OF NEVADA                    REGISTERED; SECURITY INTEREST HELD
 LINE VIDEO SUPER BINGO:                                                                         BY FIRST SOURCE FINANCIAL LLP, NOT
 VIDEO BINGO, "CRT BINGO".                                                                       RECORDED.
 9 BALL SINGLE CARD WITH
 HOLD & DRAW FEATURE
------------------------------------------------------------------------------------------------------------------------------------
HOLD AND DRAW BINGO           U.S.     TX 2022668   03/02/87  GAMES OF NEVADA                    REGISTERED; SECURITY INTEREST HELD
                                                                                                 BY FIRST SOURCE FINANCIAL LLP, NOT
                                                                                                 RECORDED.
------------------------------------------------------------------------------------------------------------------------------------
MINI KENO: PREV. OR           U.S.     TX 1806365   04/21/86  GAMES OF NEVADA                    REGISTERED; SECURITY INTEREST HELD
 ALTERNATIVE TI., CRT KENO,                                                                      BY FIRST SOURCE FINANCIAL LLP, NOT
 10 BALL-40 NUMBERS VIDEO                                                                        RECORDED.
 KENO
------------------------------------------------------------------------------------------------------------------------------------
VIDEO POKERS: HI-LO, HOLD     U.S.     TX 1570830   04/29/85  GAMES OF NEVADA                    REGISTERED; SECURITY INTEREST HELD
 AND DRAW POKER                                                                                  BY FIRST SOURCE FINANCIAL LLP, NOT
                                                                                                 RECORDED.
------------------------------------------------------------------------------------------------------------------------------------
BET, BLUFF OR FOLD            U.S.     TX 1160172   05/31/83  GAMES OF NEVADA                    REGISTERED; SECURITY INTEREST HELD
                                                                                                 BY FIRST SOURCE FINANCIAL LLP, NOT
                                                                                                 RECORDED.
------------------------------------------------------------------------------------------------------------------------------------
KENO GAME                     U.S.     TX1045400    12/20/82  GAMES OF NEVADA                    REGISTERED
------------------------------------------------------------------------------------------------------------------------------------
GAME MANAGEMENT SYSTEMS       U.S.     TX 4155230   11/20/95  PROGRESSIVE GAMES, INC.            REGISTERED;
 SOFTWARE: OPERATIONS MANUAL                                                                     SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------

TITLE OF WORK                 COUNTRY   REG. NO.   REG. DATE            RECORD OWNER                          COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
ROULOTTO BROCHURE             U.S.     VA 821 900       1996  PROGRESSIVE GAMES, INC.            REGISTERED;
                                                                                                 SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN DRAW POKER FLYER    U.S.     N/A          12/24/97  PROGRESSIVE GAMES, INC.            STATUS UNKNOWN;
                                                                                                 SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
PROGRESSIVE BLACK JACK FLYER  U.S.     N/A          12/24/97  PROGRESSIVE GAMES, INC.            STATUS UNKNOWN;
                                                                                                 SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD POKER FLYER    U.S.     N/A          12/23/97  PROGRESSIVE GAMES, INC.            STATUS UNKNOWN;
                                                                                                 SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
PROGRESSIVE SUPER 7 1/2       U.S.     N/A          12/24/97  PROGRESSIVE GAMES, INC.            STATUS UNKNOWN;
 FLYER                                                                                           SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
ARUBA RUME 32 DESIGN I        U.S.     N/A          07/22/97  PROGRESSIVE GAMES, INC.            STATUS UNKNOWN;
                                                                                                 SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN DRAW POKER DESIGN   U.S.     N/A          07/22/97  PROGRESSIVE GAMES, INC.            STATUS UNKNOWN;
 I                                                                                               SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD POKER DESIGN   U.S.     N/A          07/22/97  PROGRESSIVE GAMES, INC.            STATUS UNKNOWN;
 I                                                                                               SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
PAIGOW POKER DESIGN I         U.S.     N/A          07/22/97  PROGRESSIVE GAMES, INC.            STATUS UNKNOWN;
                                                                                                 SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
PROGRESSIVE BLACK JACK        U.S.     N/A          07/22/97  PROGRESSIVE GAMES, INC.            STATUS UNKNOWN;
 DESIGN I                                                                                        SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------

TITLE OF WORK                 COUNTRY   REG. NO.   REG. DATE            RECORD OWNER                          COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
SUPER 7 1/2 DESIGN I          U.S.     N/A          07/22/97  PROGRESSIVE GAMES, INC.            STATUS UNKNOWN;
                                                                                                 SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD POKER          U.S.     N/A          02/02/98  PROGRESSIVE GAMES, INC.            STATUS UNKNOWN;
 SLIMLINE                                                                                        SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
ARUBA RUME 32 DESIGN 2        U.S.     N/A          07/22/97  PROGRESSIVE GAMES, INC.            STATUS UNKNOWN;
                                                                                                 SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN DRAW POKER DESIGN   U.S.     N/A          07/22/97  PROGRESSIVE GAMES, INC.            STATUS UNKNOWN;
 2                                                                                               SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD POKER DESIGN   U.S.     N/A          07/22/97  PROGRESSIVE GAMES, INC.            STATUS UNKNOWN;
 2                                                                                               SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
PAIGOW POKER DESIGN 2         U.S.     N/A          07/22/97  PROGRESSIVE GAMES, INC.            STATUS UNKNOWN;
                                                                                                 SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
PROGRESSIVE BLACK JACK        U.S.     N/A          07/22/97  PROGRESSIVE GAMES, INC.            STATUS UNKNOWN;
 DESIGN                                                                                          SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
SUPER 7 1/2 DESIGN 2          U.S.     N/A          07/22/97  PROGRESSIVE GAMES, INC.            STATUS UNKNOWN;
                                                                                                 SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD PROCEDURES     U.S.     N/A          02/02/98  PROGRESSIVE GAMES, INC.            STATUS UNKNOWN;
 MANUAL                                                                                          SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN DRAW POKER          U.S.     N/A          02/02/98  PROGRESSIVE GAMES, INC.            STATUS UNKNOWN;
 PROCEDURES MANUAL                                                                               SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------

TITLE OF WORK                 COUNTRY   REG. NO.   REG. DATE            RECORD OWNER                          COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
PROGRESSIVE GAME GLOBE        U.S.     N/A          12/17/97  PROGRESSIVE GAMES, INC.            STATUS UNKNOWN;
                                                                                                 SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
BROCHURE FOR CARIBBEAN STUD   U.S.     VA 749760    11/20/95  PROGRESSIVE GAMES, INC.            REGISTERED;
 POKER GAME AND 21                                                                               SECURITY INTEREST HELD BY FIRST
 SUPERBUCKS GAME                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
BROCHURE FOR CARIBBEAN STUD   U.S.     VA 758815    12/12/95  PROGRESSIVE GAMES, INC.            REGISTERED;
 POKER GAME AND 21                                                                               SECURITY INTEREST HELD BY FIRST
 SUPERBUCKS GAME                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CACTUS LOGO FOR 21            U.S.     VA 757141    12/12/95  PROGRESSIVE GAMES, INC.            REGISTERED;
 SUPERBUCKS GAME (LOGO)                                                                          SECURITY INTEREST HELD BY FIRST
                                                                                                 SOURCE FINANCIAL LLP, RECORDED ON
                                                                                                 OCTOBER 5, 1998.
------------------------------------------------------------------------------------------------------------------------------------

B.  Copyright Licenses:

AGREEMENT                           DATE     MIKOHN
                                --------------------
BUD JONES COMPANY                 09/12/00  LICENSOR
----------------------------------------------------
COAST GAMING SUPPLY, INC.         11/05/01  LICENSOR
----------------------------------------------------
CREATION ROBCO INC.               11/10/00  LICENSOR
----------------------------------------------------
GRAPH TO GRAPHICS                 09/12/00  LICENSOR
----------------------------------------------------
HASBRO, INC.--YAHTZEE             08/18/98  LICENSEE
----------------------------------------------------
HASBRO, INC.--BATTLESHIP          08/18/98  LICENSEE
----------------------------------------------------
HASBRO, INC.--MONOPOLY            08/18/98  LICENSEE
----------------------------------------------------
HASBRO, INC.--CLUE                06/26/00  LICENSEE
----------------------------------------------------
HASBRO, INC.--TRIVIAL PURSUIT     06/26/00  LICENSEE
----------------------------------------------------
HAVAS INTERACTIVE INCORPORATED    12/01/99  LICENSOR
----------------------------------------------------
INTERNATIONAL GAME TECHNOLOGY     12/01/99  LICENSEE
----------------------------------------------------
IMAGE TRANSFORM LTD.              03/20/01  LICENSOR
----------------------------------------------------
MIDWEST GAME SUPPLY COMPANY       09/12/00  LICENSOR
----------------------------------------------------
PINNACLE FURNISHINGS              04/15/01  LICENSOR
----------------------------------------------------
SIGNATURES NETWORK--RIPLEY'S      01/01/00  LICENSEE
----------------------------------------------------
TCS                               11/11/01  LICENSOR
----------------------------------------------------
XPERTX, INC.                      11/29/93  LICENSEE
----------------------------------------------------

C.  Patents:

                                      PATENT NO.    ISSUE DATE
TITLE OF WORK                COUNTRY   (APP. NO)   (FILING DATE)        RECORD OWNER                        COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
JACKPOT PAI GOW POKER        US          5584486       12/17/96   PROGRESSIVE GAMES, INC.    ISSUED
                                      (08/580283)     (12/27/95)
------------------------------------------------------------------------------------------------------------------------------------
PACHINKO STAND-ALONE AND     US          6220593       04/24/01   MIKOHN GAMING CORPORATION  ISSUED
 BONUSING GAME                        (09/353550)     (07/14/99)

------------------------------------------------------------------------------------------------------------------------------------
CONTROLLER-BASED LINKED      US          6217448       04/17/01   MIKOHN GAMING CORPORATION  ISSUED
 GAMING MACHINE BONUS                 (09/399459)     (09/17/99)
 SYSTEM

------------------------------------------------------------------------------------------------------------------------------------
PROGRESSIVE JACKPOT GAME     US          6210275       04/03/01   MIKOHN GAMING CORPORATION  ISSUED
 WITH GUARANTEED WINNER               (09/318891)     (05/26/99)

------------------------------------------------------------------------------------------------------------------------------------
METHODS OF PLAYING POKER     US          6206374       03/27/01   PROGRESSIVE GAMES, INC.    ISSUED
 GAMES                                (09/376930)     (08/16/99)

------------------------------------------------------------------------------------------------------------------------------------
LIKE KIND CARD GAME          US          6193235       02/27/01   MIKOHN GAMING CORPORATION  ISSUED
                                      (09/311652)     (05/13/99)
------------------------------------------------------------------------------------------------------------------------------------
INTELLIGENT CASINO CHIP      US          6186895       02/13/01   MIKOHN GAMING CORPORATION  ISSUED
 SYSTEM AND METHOD OR USE             (09/167847)     (10/07/98)
 THEREOF

------------------------------------------------------------------------------------------------------------------------------------
LIKE KIND MONEY BOARD        US          6186505       02/13/01   MIKOHN GAMING CORPORATION  ISSUED
 TABLE GAME                           (09/311648)     (05/13/99)

------------------------------------------------------------------------------------------------------------------------------------
POKER DICE CASINO GAME       US          6173955       01/16/01   MIKOHN GAMING CORPORATION  ISSUED
 METHOD OF PLAY                       (09/218506)     (12/22/98)

------------------------------------------------------------------------------------------------------------------------------------
PACHINKO STAND-ALONE AND     US          6139013       10/31/00   MIKOHN GAMING CORPORATION  ISSUED
 BONUSING GAME                        (09/442831)     (11/17/99)

------------------------------------------------------------------------------------------------------------------------------------
APPARATUS FOR PROGRESSIVE    US          6070878       06/06/00   PROGRESSIVE GAMES, INC.    ISSUED
 JACKPOT GAMING                       (09/301676)     (04/28/99)

------------------------------------------------------------------------------------------------------------------------------------
GAMING MACHINES WITH         US          6059289       05/09/00   MIKOHN GAMING CORPORATION  ISSUED
 BONUSING                             (09/346210)     (07/01/99)

------------------------------------------------------------------------------------------------------------------------------------
METHODS OF PROGRESSIVE       US          6045130       04/04/00   PROGRESSIVE GAMES, INC.    ISSUED
 JACKPOT GAMING                       (09/266613)     (03/09/99)

------------------------------------------------------------------------------------------------------------------------------------

                                      PATENT NO.    ISSUE DATE
TITLE OF WORK                COUNTRY   (APP. NO)   (FILING DATE)        RECORD OWNER                        COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
GAMING MACHINES WITH         US          6033307       03/07/00   MIKOHN GAMING CORPORATION  ISSUED
 BONUSING                             (09/260634)     (03/02/99)

------------------------------------------------------------------------------------------------------------------------------------
CARD GAME HAND COUNTER/      US          5803808       09/08/98   MIKOHN GAMING CORPORATION  ISSUED
 DECISION COUNTER DEVICE              (08/516651)     (08/18/95)

------------------------------------------------------------------------------------------------------------------------------------
GAME TABLE PLAYER COMP       US          6267671       07/31/01   MIKOHN GAMING CORPORATION  ISSUED
 RATING SYSTEM AND METHOD             (09/249453)     (02/12/99)
 THEREFOR

------------------------------------------------------------------------------------------------------------------------------------
METHODS OF PROGRESSIVE       US          4861041       08/29/89   PROGRESSIVE GAMES, INC.    ISSUED;
 JACKPOT GAMING                       (07/214934)     (07/05/88)                             Security Interest granted by
                                                                                             Progressive Games, Inc. to First
                                                                                             Source Financial LLP recorded on
                                                                                             10/06/98.
------------------------------------------------------------------------------------------------------------------------------------
POKER GAME                   US          4836553       06/06/89   PROGRESSIVE GAMES, INC.    ISSUED;
                                      (07/182374)     (04/18/88)                             Security Interest granted by
                                                                                             Progressive Games, Inc. to First
                                                                                             Source Financial LLP recorded on
                                                                                             10/06/98.
------------------------------------------------------------------------------------------------------------------------------------
SLOT MACHINE                 US       D278069          03/19/85   MIKOHN GAMING CORPORATION  ISSUED;
                                      (06/429556)     (09/30/82)                             Security Interest granted by Mikohn
                                                                                             Gaming Corporation to First Source
                                                                                             Financial LLP recorded on 12/17/97.
------------------------------------------------------------------------------------------------------------------------------------
COIN PROJECTING AND TARGET   US          4496160       01/29/85   MIKOHN GAMING CORPORATION  ISSUED;
 AND GAME APPARATUS                   (06/449742)     (12/14/82)                             Security Interest granted by Mikohn
                                                                                             Gaming Corporation to First Source
                                                                                             Financial LLP recorded on 12/17/97.
------------------------------------------------------------------------------------------------------------------------------------
JACKPOT SYSTEM FOR LIVE      US          5911626       06/15/99   CHARLES H. MCCREA, JR.     ISSUED;
 CARD GAMES BASED UPON                (08/933636)     (09/19/97)                             Break in chain from inventor to Mikohn
 GAME PLAY WAGERING AND                                                                      Gaming Corp.
 METHOD THEREFORE                                                                            Security Interest granted by Mikohn
                                                                                             Gaming Corporation to First Source
                                                                                             Financial LLP recorded on 12/17/97.
------------------------------------------------------------------------------------------------------------------------------------
APPARATUS FOR PROGRESSIVE    US          5794964       08/18/98   PROGRESSIVE GAMES, INC.    ISSUED;
 JACKPOT GAMING                       (08/695275)     (08/09/96)                             Security Interest granted by
                                                                                             Progressive Games, Inc. to First
                                                                                             Source Financial LLP recorded on
                                                                                             11/02/98.
------------------------------------------------------------------------------------------------------------------------------------
APPARATUS FOR PLAYING A      US          5743798       04/28/98   PROGRESSIVE GAMES, INC.    ISSUED;
 ROULETTE GAME INCLUDING A            (08/724535)     (09/30/96)                             Security Interest granted by
 PROGRESSIVE JACKPOT                                                                         Progressive Games, Inc. to First
                                                                                             Source Financial LLP recorded on
                                                                                             11/02/98.
------------------------------------------------------------------------------------------------------------------------------------

                                      PATENT NO.    ISSUE DATE
TITLE OF WORK                COUNTRY   (APP. NO)   (FILING DATE)        RECORD OWNER                        COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
METHODS OF PLAYING POKER     US          5725216       03/10/98   PROGRESSIVE GAMES, INC.    ISSUED;
 GAMES                                (08/542817)     (10/13/95)                             Security Interest granted by
                                                                                             Progressive Games, Inc. to First
                                                                                             Source Financial LLP recorded on
                                                                                             11/02/98.
------------------------------------------------------------------------------------------------------------------------------------
LARGE INCANDESCENT LIVE      US          5712650       01/27/98   MIKOHN GAMING CORPORATION  ISSUED;
 IMAGE DISPLAY SYSTEM                 (08/516882)     (08/18/95)                             Security Interest granted by Mikohn
                                                                                             Gaming Corporation to First Source
                                                                                             Financial LLP recorded on 12/17/97 and
                                                                                             10/09/98.
------------------------------------------------------------------------------------------------------------------------------------
JACKPOT SYSTEM FOR LIVE      US          5707287       01/13/98   CHARLES H. MCCREA, JR.     ISSUED;
 CARD GAMES BASED UPON                (08/602074)     (02/15/96)                             Break in chain from inventor to Mikohn
 GAME PLAY WAGERING AND                                                                      Gaming Corp.
 METHOD THEREFORE                                                                            Security Interest granted by Mikohn
                                                                                             Gaming Corporation to First Source
                                                                                             Financial LLP recorded on 12/17/97 and
                                                                                             10/09/98.
------------------------------------------------------------------------------------------------------------------------------------
HOOD FOR COLLECTING SMOKE    US          D388531       12/30/97   PROGRESSIVE GAMES, INC.    ISSUED;
 FROM ASHTRAYS                           (D50407)     (02/16/96)                             Security Interest granted by
                                                                                             Progressive Games, Inc. to First
                                                                                             Source Financial LLP recorded on
                                                                                             11/02/98.
------------------------------------------------------------------------------------------------------------------------------------
GAMING TABLE COVERING        US          D387391       12/09/97   PROGRESSIVE GAMES, INC.    ISSUED;
                                         (D57055)     (07/15/96)                             Security Interest granted by
                                                                                             Progressive Games, Inc. to First
                                                                                             Source Financial LLP recorded on
                                                                                             11/02/98.
------------------------------------------------------------------------------------------------------------------------------------
DIGITAL IMAGE CAPTURE        US          5642160       06/24/97   MIKOHN GAMING CORPORATION  ISSUED;
 SYSTEM FOR PHOTO                     (08/250664)     (05/27/94)                             Security Interest granted by Mikohn
 IDENTIFICATION CARDS                                                                        Gaming Corporation to First Source
                                                                                             Financial LLP recorded on 12/17/97.
------------------------------------------------------------------------------------------------------------------------------------
METHODS OF PROGRESSIVE       US          5626341       05/06/97   PROGRESSIVE GAMES, INC.    ISSUED;
 JACKPOT GAMING                       (08/337661)     (11/09/94)                             Security Interest granted by
                                                                                             Progressive Games, Inc. to First
                                                                                             Source Financial LLP recorded on
                                                                                             11/02/98.
------------------------------------------------------------------------------------------------------------------------------------
SECURE MULTI-SITE            US          5605334       02/25/97   CHARLES H. MCCREA, JR.     ISSUED;
 PROGRESSIVE JACKPOT                  (08/420303)     (04/11/95)                             Break in chain from inventor to Mikohn
 SYSTEM FOR LIVE CARD GAMES                                                                  Gaming Corp.
                                                                                             Security Interest granted by Mikohn
                                                                                             Gaming Corporation to First Source
                                                                                             Financial LLP recorded on 12/17/97.
------------------------------------------------------------------------------------------------------------------------------------

                                      PATENT NO.    ISSUE DATE
TITLE OF WORK                COUNTRY   (APP. NO)   (FILING DATE)        RECORD OWNER                        COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
AUTOMATED GAMING TABLE       US          5586936       12/24/96   MIKOHN GAMING CORPORATION  ISSUED;
 TRACKING SYSTEM AND                  (08/310718)     (09/22/94)                             Security Interest granted by Mikohn
 METHOD THEREFOR                                                                             Gaming Corporation to First Source
                                                                                             Financial LLP recorded on 12/17/97.
------------------------------------------------------------------------------------------------------------------------------------
METHODS OF PROGRESSIVE       US          5584485       12/17/96   PROGRESSIVE GAMES, INC.    ISSUED;
 JACKPOT GAMING                       (08/328498)     (10/25/94)                             Security Interest granted by
                                                                                             Progressive Games, Inc. to First
                                                                                             Source Financial LLP recorded on
                                                                                             11/02/98.
------------------------------------------------------------------------------------------------------------------------------------
METHOD OF PROGRESSIVE        US          5577731       11/26/96   PROGRESSIVE GAMES, INC.    ISSUED;
 JACKPOT TWENTY-ONE                   (08/506222)     (07/24/95)                             Security Interest granted by
 WHEREIN THE PREDETERMINED                                                                   Progressive Games, Inc. to First
 WINNING ARRANGEMENT OF                                                                      Source Financial LLP recorded on
 CARDS INCLUDE TWO ACES,                                                                     11/02/98.
 THREE ACES AND FOUR ACES

------------------------------------------------------------------------------------------------------------------------------------
TIME AND ATTENDANCE SYSTEM   US          5550359       08/27/96   MIKOHN GAMING CORPORATION  ISSUED;
 AND METHOD THEREFOR                  (08/306302)     (09/14/94)                             Security Interest granted by Mikohn
                                                                                             Gaming Corporation to First Source
                                                                                             Financial LLP recorded on 12/17/97.
------------------------------------------------------------------------------------------------------------------------------------
ASHTRAY                      US          D373217       08/27/96   PROGRESSIVE GAMES, INC.    ISSUED;
                                         (D21568)     (04/20/94)                             Security Interest granted by
                                                                                             Progressive Games, Inc. to First
                                                                                             Source Financial LLP recorded on
                                                                                             11/02/98.
------------------------------------------------------------------------------------------------------------------------------------
APPARATUS FOR PROGRESSIVE    US          5544893       08/13/96   PROGRESSIVE GAMES, INC.    ISSUED;
 JACKPOT GAMING                       (08/486700)     (06/07/95)                             Security Interest granted by
                                                                                             Progressive Games, Inc. to First
                                                                                             Source Financial LLP recorded on
                                                                                             11/02/98.
------------------------------------------------------------------------------------------------------------------------------------
SMOKELESS ASHTRAY SYSTEM     US          5542438       08/06/96   PROGRESSIVE GAMES, INC.    ISSUED;
                                      (08/230645)     (04/21/94)                             Security Interest granted by
                                                                                             Progressive Games, Inc. to First
                                                                                             Source Financial LLP recorded on
                                                                                             11/02/98.
------------------------------------------------------------------------------------------------------------------------------------
PROGRESSIVE SYSTEM FOR A     US          5536016       07/16/96   MIKOHN GAMING CORPORATION  ISSUED;
 MATCH NUMBER GAME AND                (08/311959)     (09/26/94)                             Security Interest granted by Mikohn
 METHOD THEREFOR                                                                             Gaming Corporation to First Source
                                                                                             Financial LLP recorded on  12/17/97.
------------------------------------------------------------------------------------------------------------------------------------
METHOD OF PLAYING A BINGO    US          5482289       01/09/96   CMS GROUP, INC.            ISSUED;
 GAME WITH PROGRESSIVE                (08/182850)     (01/18/94)                             Break in Chain of Title from CMS
 JACKPOT                                                                                     Group, Inc. to Mikohn Gaming
                                                                                             Corporation
                                                                                             Security Interest granted by Mikohn
                                                                                             Gaming Corporation to First Source
                                                                                             Financial LLP recorded on 12/17/97.
------------------------------------------------------------------------------------------------------------------------------------

                                      PATENT NO.    ISSUE DATE
TITLE OF WORK                COUNTRY   (APP. NO)   (FILING DATE)        RECORD OWNER                        COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
METHOD FOR PLAYING A CARD    US          5380012       01/10/95   PROGRESSIVE GAMES, INC.    ISSUED;
 GAME                                 (08/140688)     (10/21/93)                             Break in Chain of Title from inventors
                                                                                             to D&D Gaming Patents, Inc.
                                                                                             Security Interest granted by
                                                                                             Progressive Games, Inc. to First
                                                                                             Source Financial LLP recorded on
                                                                                             11/02/98.
------------------------------------------------------------------------------------------------------------------------------------
GAMING TABLE APPARATUS       US          5377994       01/03/95   PROGRESSIVE GAMES, INC.    ISSUED;
                                      (07/814712)     (12/30/91)                             Security Interest granted by
                                                                                             Progressive Games, Inc. to First
                                                                                             Source Financial LLP recorded on
                                                                                             10/06/98.
------------------------------------------------------------------------------------------------------------------------------------
METHODS AND APPARATUS FOR    US          5377973       01/03/95   PROGRESSIVE GAMES, INC.    ISSUED;
 PLAYING CASINO CARD GAMES            (08/195482)     (02/14/94)                             Security Interest granted by
 INCLUDING A PROGRESSIVE                                                                     Progressive Games, Inc. to First
 JACKPOT                                                                                     Source Financial LLP recorded on
                                                                                             11/02/98.
------------------------------------------------------------------------------------------------------------------------------------
METHOD FOR PLAYING A CARD    US          5374067       12/20/94   PROGRESSIVE GAMES, INC.    ISSUED;
 GAME                                 (08/074301)     (06/09/93)                             Break in Chain of Title from inventors
                                                                                             to D&D Gaming Patents, Inc.
                                                                                             Security Interest granted by
                                                                                             Progressive Games, Inc. to First
                                                                                             Source Financial LLP recorded on
                                                                                             11/02/98.
------------------------------------------------------------------------------------------------------------------------------------
CARD DISPENSING SHOE         US          5374061       12/20/94   MIKOHN GAMING CORPORATION  ISSUED;
 HAVING A COUNTING DEVICE             (07/996631)     (12/24/92)                             Security Interest granted by Mikohn
 AND METHOD OF USING THE                                                                     Gaming Corporation  to First Source
 SAME                                                                                        Financial LLP recorded on 12/17/97.

------------------------------------------------------------------------------------------------------------------------------------
METHOD OF PROGRESSIVE        US          5364105       11/15/94   PROGRESSIVE GAMES, INC.    ISSUED;
 JACKPOT TWENTY-ONE                   (08/078602)     (06/16/93)                             Security Interest granted by
                                                                                             Progressive Games, Inc. to First
                                                                                             Source Financial LLP recorded on
                                                                                             11/02/98.
------------------------------------------------------------------------------------------------------------------------------------
APPARATUS FOR PROGRESSIVE    US          5364104       11/15/94   PROGRESSIVE GAMES, INC.    ISSUED;
 JACKPOT GAMING                       (08/040925)     (03/31/93)                             Security Interest granted by
                                                                                             Progressive Games, Inc. to First
                                                                                             Source Financial LLP recorded on
                                                                                             11/02/98.
------------------------------------------------------------------------------------------------------------------------------------
PROGRESSIVE JACKPOT GAMING   US          5344144       09/06/94   MIKOHN GAMING CORPORATION  ISSUED;
 SYSTEM WITH ENHANCED                 (07/589428)     (09/27/90)                             Security Interest granted by Mikohn
 ACCUMULATOR                                                                                 Gaming Corporation to First Source
                                                                                             Financial LLP recorded on 12/17/97.
------------------------------------------------------------------------------------------------------------------------------------

                                      PATENT NO.    ISSUE DATE
TITLE OF WORK                COUNTRY   (APP. NO)   (FILING DATE)        RECORD OWNER                        COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
GAMING MACHINE WITH SKILL    US          5342049       08/30/94   MIKOHN GAMING CORPORATION  ISSUED;
 FEATURE                              (08/025985)     (03/03/93)                             Break in Chain of Title from
                                                                                             additional inventors to Mikohn Gaming
                                                                                             Corporation
                                                                                             Security Interest granted by Mikohn
                                                                                             Gaming Corporation to First Source
                                                                                             Financial LLP recorded on 12/17/97.
------------------------------------------------------------------------------------------------------------------------------------
METHOD OF PROGRESSIVE        US          5288077       02/22/94   PROGRESSIVE GAMES, INC.    ISSUED;
 JACKPOT TWENTY-ONE                   (07/800631)     (11/27/91)                             Security Interest granted by
                                                                                             Progressive Games, Inc. to First
                                                                                             Source Financial LLP recorded on
                                                                                             10/06/98.
------------------------------------------------------------------------------------------------------------------------------------
GAMING SYSTEM WITH           US          5280909       01/25/94   MIKOHN GAMING CORPORATION  ISSUED;
 PROGRESSIVE JACKPOT                  (07/831945)     (02/06/92)                             Security Interest granted by Mikohn
                                                                                             Gaming Corporation to First Source
                                                                                             Financial LLP recorded on 12/17/97.
------------------------------------------------------------------------------------------------------------------------------------
SLOT MACHINE                 US          D332976       02/02/93   MIKOHN GAMING CORPORATION  ISSUED;
                                      (07/497644)     (03/23/90)                             Break in Chain of Title with other
                                                                                             inventors to Mikohn Gaming Corporation;
                                                                                             Security Interest granted by
                                                                                             Progressive Games, Inc. (not Mikohn)
                                                                                             to First Source Financial LLP recorded
                                                                                             on 11/02/98.
------------------------------------------------------------------------------------------------------------------------------------
PROGRESSIVE JACKPOT GAMING   US          5116055       05/26/92   MIKOHN GAMING CORPORATION  ISSUED;
 SYSTEM LINKING GAMING                (07/725001)     (07/02/91)                             Security Interest granted by  Mikohn
 MACHINES WITH DIFFERENT                                                                     Gaming Corporation to First Source
 HIT FREQUENCIES AND                                                                         Financial LLP recorded on 12/17/97.
 DENOMINATIONS

------------------------------------------------------------------------------------------------------------------------------------
GAMING TABLE APPARATUS       US          5112060       05/12/92   PROGRESSIVE GAMES, INC.    ISSUED;
                                      (07/701670)     (05/16/91)                             Security Interest granted by
                                                                                             Progressive Games, Inc. to First
                                                                                             Source Financial LLP recorded on
                                                                                             10/06/98.
------------------------------------------------------------------------------------------------------------------------------------
APPARATUS AND METHOD FOR     US          5103081       04/07/92   MIKOHN GAMING CORPORATION  ISSUED;
 READING DATA ENCODED ON              (07/527623)     (05/23/90)                             Security Interest granted by Mikohn
 CIRCULAR OBJECTS SUCH AS                                                                    Gaming Corporation to First Source
 GAMING CHIPS                                                                                Financial LLP recorded on 12/17/97.

------------------------------------------------------------------------------------------------------------------------------------
GAMING APPARATUS             US          5096196       03/17/92   MIKOHN GAMING CORPORATION  ISSUED;
                                      (07/500878)     (03/29/90)                             Break in Chain of Title with other
                                                                                             inventors to Mikohn Gaming Corporation;
                                                                                             Security Interest granted by  Mikohn
                                                                                             Gaming Corporation to First Source
                                                                                             Financial LLP recorded on 12/17/97.
------------------------------------------------------------------------------------------------------------------------------------

TITLE OF WORK              COUNTRY    PATENT NO.      ISSUE       RECORD OWNER               COMMENTS
                                      (APP. NO.)      DATE
                                                     (FILING DATE)
------------------------------------------------------------------------------------------------------------------------------------
APPARATUS FOR PROGRESSIVE    US       5078405         01/07/92    PROGRESSIVE GAMES, INC.    ISSUED;
 JACKPOT GAMING                       (07/361276)     (06/05/89)                             Security Interest granted by
                                                                                             Progressive Games, Inc. to First
                                                                                             Source Financial LLP recorded on
                                                                                             10/06/98.
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC POKER GAME        US       5022653         06/11/91    PROGRESSIVE GAMES, INC.    ISSUED;
                                      (07/218152)     (07/13/88)                             Security Interest granted by
                                                                                             Progressive Games, Inc. to First
                                                                                             Source Financial LLP recorded on
                                                                                             10/06/98.
------------------------------------------------------------------------------------------------------------------------------------
GAME TABLE COVERING          US       D311474         10/23/90    PROGRESSIVE GAMES, INC.    ISSUED;
                                      (07/176384)     (03/31/88)                             Security Interest granted by
                                                                                             Progressive Games, Inc. to First
                                                                                             Source Financial LLP recorded on
                                                                                             10/06/98.
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC POKER GAME        US       4948134         08/14/90    PROGRESSIVE GAMES, INC.    ISSUED;
                                      (07/443884)     (11/27/89)                             Security Interest granted by
                                                                                             Progressive Games, Inc. to First
                                                                                             Source Financial LLP recorded on
                                                                                             10/06/98.
------------------------------------------------------------------------------------------------------------------------------------
CONFIGURABLE LED MATRIX      US       5969704         10/19/99    MIKOHN GAMING CORPORATION  ISSUED;
 DISPLAY                              (08/893124)     (07/15/97)                             Security Interest granted by owner to
                                                                                             First Source Financial LLP on 12/17/97.
------------------------------------------------------------------------------------------------------------------------------------
INCANDESCENT VISUAL          US       5947592         09/07/99    MIKOHN GAMING CORPORATION  ISSUED;
 DISPLAY SYSTEM                       (08/666752)     (06/19/96)                             Security Interest granted by owner to
                                                                                             First Source Financial LLP on 12/17/97.
------------------------------------------------------------------------------------------------------------------------------------
VISUAL DISPLAY LIGHTING      US       5882105         03/16/99    MIKOHN GAMING CORPORATION  ISSUED;
 SYSTEM HAVING FRONT AND              (08/699151)     (08/16/96)                             Security Interest granted by owner to
 REAR ACCESS                                                                                 First Source Financial LLP on 12/17/97.

------------------------------------------------------------------------------------------------------------------------------------
GAMING MACHINE               US       D272920         03/06/84    MIKOHN GAMING CORPORATION  ISSUED;
                                      (06/208048)     (11/18/80)                             Security Interest granted by
                                                                                             Progressive Games, Inc. to First
                                                                                             Source Financial LLP recorded on
                                                                                             12/17/97.
------------------------------------------------------------------------------------------------------------------------------------
METHOD FOR PLAYING A POKER   US       5382025         01/17/95    PROGRESSIVE GAMES, INC.    ISSUED;
 GAME                                 (08/088785)     (07/08/93)                             Security Interest granted by
                                                                                             Progressive Games, Inc. to First
                                                                                             Source Financial LLP recorded on
                                                                                             11/02/98.
------------------------------------------------------------------------------------------------------------------------------------

TITLE OF WORK              COUNTRY    PATENT NO.      ISSUE       RECORD OWNER               COMMENTS
                                      (APP. NO.)      DATE
                                                     (FILING DATE)
------------------------------------------------------------------------------------------------------------------------------------
INCANDESCENT VISUAL          US       (08/665888)     (06/19/96)  UNABLE TO CONFIRM          STATUS UNKNOWN;
 DISPLAY SYSTEM                                                                              Security Interest granted by owner to
                                                                                             First Source Financial LLP on 12/17/97.
------------------------------------------------------------------------------------------------------------------------------------
SYSTEM FOR REMOVING SMOKE    US       (08/379361)     (01/27/95)  UNABLE TO CONFIRM          STATUS UNKNOWN;
 FROM ASHTRAYS                                                                               Security Interest granted by owner to
                                                                                             First Source Financial LLP ON 11/02/98.
------------------------------------------------------------------------------------------------------------------------------------
COIN ACCEPTOR INCLUDING      US       5836818         11/17/98    UNABLE TO CONFIRM          STATUS UNKNOWN;
 MULTI-STATE VISUAL                   (08/408267)     (03/20/95)                             Security Interest granted by owner to
 INDICATOR APPARATUS AND                                                                     First Source Financial LLP ON 11/02/98.
 METHOD
------------------------------------------------------------------------------------------------------------------------------------
SYSTEM FOR EXHAUSTING        US       (08/512173)     (08/07/95)  UNABLE TO CONFIRM          STATUS UNKNOWN;
 SMOKE PRODUCED BY SMOKING                                                                   Security Interest granted by owner to
 ARTICLES SUCH AS                                                                            First Source Financial LLP ON 11/02/98.
 CIGARETTES AND CIGARS
------------------------------------------------------------------------------------------------------------------------------------
VACUUM FILTRATION SYSTEM     US       5994024         08/31/99    PROGRESSIVE GAMES, INC.    ISSUED;
 ESPECIALLY ADAPTED FOR               (08/612570)     (03/08/96)                             Security Interest granted by owner to
 REMOVING SMOKE IN THE                                                                       First Source Financial LLP ON 11/02/98.
 VICINITY OF ASHTRAYS
------------------------------------------------------------------------------------------------------------------------------------
APPARATUS FOR PLAYING A      US       5743798         04/28/98    PROGRESSIVE GAMES, INC.    ISSUED;
 ROULETTE GAME INCLUDING A            (08/724535)     (09/30/96)                             Security Interest granted by owner to
 PROGRESSIVE JACKPOT                                                                         First Source Financial LLP ON 11/02/98.
------------------------------------------------------------------------------------------------------------------------------------
METHODS OF PROGRESSIVE       US       5795225         08/18/98    PROGRESSIVE GAMES, INC.    ISSUED;
 JACKPOT GAMING                       (08/811364)     (03/06/97)                             Security Interest granted by owner to
                                                                                             First Source Financial LLP ON 11/02/98.
------------------------------------------------------------------------------------------------------------------------------------
METHODS OF PLAYING POKER     US       5964464         10/12/99    PROGRESSIVE GAMES, INC.    ISSUED;
 GAMES                                (08/910863)     (08/13/97)                             Security Interest granted by owner to
                                                                                             First Source Financial LLP ON 11/02/98.
------------------------------------------------------------------------------------------------------------------------------------
APPARATUS FOR PROGRESSIVE    US       6073930         06/13/00    PROGRESSIVE GAMES, INC.    ISSUED;
 JACKPOT GAMING                       (08/967849)     (11/12/97)                             Security Interest granted by owner to
                                                                                             First Source Financial LLP ON 11/02/98.
------------------------------------------------------------------------------------------------------------------------------------
METHODS OF PROGRESSIVE       US       5913726         06/22/99    PROGRESSIVE GAMES, INC.    ISSUED;
 JACKPOT GAMING                       (08/967850)     (11/12/97)                             Security Interest granted by owner to
                                                                                             First Source Financial LLP ON 11/02/98.
------------------------------------------------------------------------------------------------------------------------------------
METHODS FOR PROVIDING A      US       (08/975148)     (11/20/97)  UNABLE TO CONFIRM          STATUS UNKNOWN;
 JACKPOT COMPONENT IN A                                                                      Security Interest granted by owner to
 CASINO GAME IN WHICH AN                                                                     First Source Financial LLP ON 11/02/98.
 INITIAL SET AND
 ADDITIONAL CARDS ARE DEALT
------------------------------------------------------------------------------------------------------------------------------------


TITLE OF WORK              COUNTRY    PATENT NO.      ISSUE DATE  RECORD OWNER               COMMENTS
                                      (APP. NO.)       (FILING
                                                         DATE)
------------------------------------------------------------------------------------------------------------------------------------
COMBINED COASTER AND HOOD    US       D403805         01/05/99    PROGRESSIVE GAMES, INC.    ISSUED;
 FOR REMOVING SMOKE FROM              (29/050408)     (02/16/96)                             Security Interest granted by owner to
 ASHTRAYS                                                                                    First Source Financial LLP on 11/02/98.

------------------------------------------------------------------------------------------------------------------------------------
CONTROLLER-BASED             US       6110043         08/29/00    MIKOHN GAMING CORPORATION  ISSUED;
 PROGRESSIVE JACKPOT                  (08/957076)     (10/24/97)                             Security Interest granted by owner to
 LINKED GAMING SYSTEM                                                                        First Source Financial LLP on 10/09/98.

------------------------------------------------------------------------------------------------------------------------------------
CASHLESS PERIPHERAL DEVICE   US      (09/096095)      (06/11/98)  UNABLE TO CONFIRM          STATUS UNKNOWN;
 FOR A GAMING SYSTEM                                                                         Security Interest granted by owner to
                                                                                             First Source Financial LLP on 10/09/98.
------------------------------------------------------------------------------------------------------------------------------------
CASHLESS METHOD FOR A        US      (09/095915)      (06/11/98)  UNABLE TO CONFIRM          STATUS UNKNOWN;
 GAMING SYSTEM                                                                               Security Interest granted by owner to
                                                                                             First Source Financial LLP on 10/09/98.
------------------------------------------------------------------------------------------------------------------------------------
PROGRESSIVE JACKPOT GAMING   US      6146273          11/14/00    MIKOHN GAMING CORPORATION  ISSUED;
 SYSTEM WITH SECRET BONUS            (09/052047)      (03/30/98)                             Security Interest granted by owner to
 POOL                                                                                        First Source Financial LLP on 10/09/98.

------------------------------------------------------------------------------------------------------------------------------------
PACHINKO STAND-ALONE AND     US      6047963          04/11/00    MIKOHN GAMING CORPORATION  ISSUED;
 BONUSING GAME                       (09/098804)      (06/17/98)                             Security Interest granted by owner to
                                                                                             First Source Financial LLP on 10/09/98.
------------------------------------------------------------------------------------------------------------------------------------
METHOD FOR PROGRESSIVE       US      6,234,895        05/22/01    PROGRESSIVE GAMES, INC.    ISSUED
 JACKPOT GAMING                                       (05/22/01)

------------------------------------------------------------------------------------------------------------------------------------
SECURE MULTI-STIE            US      6,254,484        07/03/01    CHARLES H. MCCREA, JR.     ISSUED
 PROGRESSIVE JACKPOT                                  (04/18/00)
 SYSTEM FOR LIVE CARD GAMES

------------------------------------------------------------------------------------------------------------------------------------

D.  Patent Licenses:

AGREEMENT
                                    DATE     MIKOHN
                                --------------------
BAD BEAT GAMING, LLC              05/19/99  LICENSEE
----------------------------------------------------
CASINO SYSTEMS WORLDWIDE, LTD.    05/18/01  LICENSOR
----------------------------------------------------
COURTNEY, ALBERT                  06/30/00  LICENSOR
----------------------------------------------------
ENCORE SOFTWARE, INC.             10/01/00  LICENSOR
----------------------------------------------------
GAMING COMPUTER SYSTEMS           11/16/99  LICENSOR
----------------------------------------------------

AGREEMENT                           DATE     MIKOHN
----------------------------------------------------
MASQUE PUBLISHING                 02/24/94  LICENSOR
----------------------------------------------------
RADIANT IMAGING, INC.             03/29/00  LICENSEE
----------------------------------------------------
SAFEGAMES, LTD                    02/16/95  LICENSEE
----------------------------------------------------

E.  Trademarks:

MARK                         COUNTRY      REG. NO.       REG. DATE    RECORD OWNER        COMMENTS
                             (STATE)     (APP. NO)        (FILING
                                                           DATE)
------------------------------------------------------------------------------------------------------------------------------------
21 SUPER BUCKS AND DESIGN    U.S.         1893381         05/09/95    PROGRESSIVE         REGISTERED; SECURITY INTEREST HELD BY
                                          (74/482594)     (01/25/94)  GAMES, INC.         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          OCTOBER 6, 1998.
------------------------------------------------------------------------------------------------------------------------------------
21 SUPER BUCKS               U.S.         1863337         11/15/94    PROGRESSIVE         REGISTERED; SECURITY INTEREST HELD BY
                                          (74/232176)     (12/18/91)  GAMES, INC.         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          OCTOBER 6, 1998.
------------------------------------------------------------------------------------------------------------------------------------
A K Q J 10 ANTE BET          U.S.         1548674         07/18/89    PROGRESSIVE         REGISTERED; SECURITY INTEREST HELD BY
 CARIBBEAN STUD                           (73/760909)     (10/31/88)  GAMES, INC.         FIRST SOURCE FINANCIAL LLP, RECORDED ON
 ENTERPRISES AND DESIGN                                                                   OCTOBER 6, 1998.
------------------------------------------------------------------------------------------------------------------------------------
A NEW DAY IN GAMING          U.S.         1636405         02/26/91    PROGRESSIVE         REGISTERED; SECURITY INTEREST HELD BY
                                          (74/060626)     (05/21/90)  GAMES, INC.         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          OCTOBER 6, 1998.
------------------------------------------------------------------------------------------------------------------------------------
ADVENTURES IN TRIVIA         U.S.         (76/266622)     (06/04/01)  MIKOHN GAMING       PENDING
                                                                      CORPORATION
------------------------------------------------------------------------------------------------------------------------------------
ARUBA RUM 32 AND DESIGN      U.S.         2189458         09/15/98    PROGRESSIVE         REGISTERED; SECURITY INTEREST HELD BY
                                          (75/359708)     (09/19/97)  GAMES, INC.         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          OCTOBER 6, 1998.
------------------------------------------------------------------------------------------------------------------------------------
ARUBA RUM 32                 U.S.         1941595         12/12/95    PROGRESSIVE         REGISTERED; SECURITY INTEREST HELD BY
                                          (74/476740)     (01/05/94)  GAMES, INC.         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          OCTOBER 6, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA CLASSIC KENO      U.S.         (76/142653)     (10/06/00)  MIKOHN GAMING       PENDING
                                                                      CORPORATION
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA MILLIONS          U.S.         (76/020315)     (04/06/00)  MIKOHN GAMING       PENDING
                                                                      CORPORATION
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD POKER AND     U.S.         2227623         03/02/99    PROGRESSIVE         REGISTERED; SECURITY INTEREST HELD BY
 DESIGN                                   (75/359926)     (09/19/97)  GAMES, INC.         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          OCTOBER 6, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN DRAW POKER AND     U.S.         2218521         01/19/99    PROGRESSIVE         REGISTERED; SECURITY INTEREST HELD BY
 DESIGN                                   (75/359862)     (09/19/97)  GAMES, INC.         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          OCTOBER 6, 1998.
------------------------------------------------------------------------------------------------------------------------------------

MARK                         COUNTRY      REG. NO.       REG. DATE    RECORD OWNER        COMMENTS
                             (STATE)     (APP. NO)       (FILING
                                                         DATE)
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN DRAW               U.S.         2108501         10/28/97    PROGRESSIVE         REGISTERED; SECURITY INTEREST HELD BY
                                          (75/108139)     (05/22/96)  GAMES, INC.         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          OCTOBER 6, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD               U.S.         1787117         08/10/93    PROGRESSIVE         REGISTERED; SECURITY INTEREST HELD BY
                                          (74/277417)     (05/21/92)  GAMES, INC.         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          OCTOBER 6, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CARIBBEAN STUD AND DESIGN    U.S.         1568546         11/28/89    PROGRESSIVE         REGISTERED; SECURITY INTEREST HELD BY
                                          (73/760745)     (10/31/88)  GAMES, INC.         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          OCTOBER 6, 1998.
------------------------------------------------------------------------------------------------------------------------------------
CASINOLINK                   U.S.         2232023         03/16/99    MIKOHN GAMING       REGISTERED; SECURITY INTEREST HELD BY
                                          (75/414666)     (01/07/98)  CORPORATION         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          OCTOBER 9, 1998.
------------------------------------------------------------------------------------------------------------------------------------
DESIGN ONLY                  U.S.         2159921         05/26/98    PROGRESSIVE         REGISTERED; SECURITY INTEREST HELD BY
                                          (75/121928)     (06/19/96)  GAMES, INC.         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          OCTOBER 6, 1998.
------------------------------------------------------------------------------------------------------------------------------------
DRAGON HUNT                  U.S.         2276083         09/07/99    MIKOHN GAMING       REGISTERED; SECURITY INTEREST HELD BY
                                          (75/529867)     (07/30/98)  CORPORATION         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          OCTOBER 9, 1998.
------------------------------------------------------------------------------------------------------------------------------------
GAMES OF NEVADA AND DESIGN   U.S.         2000899         09/17/96    MIKOHN GAMING       REGISTERED; SECURITY INTEREST HELD BY
                                          (74/670764)     (05/04/95)  CORPORATION         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          MARCH 17, 1998.
------------------------------------------------------------------------------------------------------------------------------------
GAMES OF NEVADA              U.S.         1531017         03/21/89    MIKOHN GAMING       REGISTERED
                                          (73/726646)     (05/05/88)  CORPORATION
------------------------------------------------------------------------------------------------------------------------------------
HOLD AND DRAW BINGO          U.S.         1466436         11/24/87    MIKOHN GAMING       REGISTERED; SECURITY INTEREST HELD BY
                                          (73/656848)     (04/23/87)  CORPORATION         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          MARCH 17, 1998.
------------------------------------------------------------------------------------------------------------------------------------
HOLD AND DRAW                U.S.         1465650         11/17/87    MIKOHN GAMING       REGISTERED; SECURITY INTEREST HELD BY
                                          (73/656847)     (04/23/87)  CORPORATION         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          MARCH 17, 1998.
------------------------------------------------------------------------------------------------------------------------------------
HOT POTATO                   U.S.         2323542         02/29/00    MIKOHN GAMING       REGISTERED
                                          (75/576857)     (10/23/98)  CORPORATION
------------------------------------------------------------------------------------------------------------------------------------
MINI KENO                    U.S.         1466437         12/24/87    MIKOHN GAMING       REGISTERED; SECURITY INTEREST HELD BY
                                          (73/656849)     (04/23/87)  CORPORATION         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          MARCH 17, 1998.
------------------------------------------------------------------------------------------------------------------------------------
MIKOHN                       U.S.         (75/943749)     (03/14/00)  MIKOHN GAMING       PENDING
                                                                      CORPORATION
------------------------------------------------------------------------------------------------------------------------------------
MIKOHN                       U.S.         (75/943738)     (03/14/00)  MIKOHN GAMING       PENDING
                                                                      CORPORATION
------------------------------------------------------------------------------------------------------------------------------------
MIKOHN                       U.S.         2436607         03/20/01    MIKOHN GAMING       REGISTERED
                                          (75/820689)     (10/08/99)  CORPORATION
------------------------------------------------------------------------------------------------------------------------------------
MIKOHN                       U.S.         2043082         03/11/97    MIKOHN GAMING       REGISTERED; SECURITY INTEREST HELD BY
                                          (75/029136)     (12/07/95)  CORPORATION         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          MARCH 17, 1998.
------------------------------------------------------------------------------------------------------------------------------------

MARK                         COUNTRY      REG. NO.       REG. DATE    RECORD OWNER        COMMENTS
                             (STATE)     (APP. NO)        (FILING
                                                           DATE)
------------------------------------------------------------------------------------------------------------------------------------
MIKOHN                       U.S.         1824259         03/01/94    MIKOHN GAMING       REGISTERED; SECURITY INTEREST HELD BY
                                          (74/391987)     (05/18/93)  CORPORATION         FIRST SOURCE FINANCIAL LLP, NOT RECORDED
                                                                                          (ERRONEOUSLY RECORDED REG. NO. 1824249
                                                                                          FOR TITRA-LUBE INSTEAD)
------------------------------------------------------------------------------------------------------------------------------------
MIKOHNVISION                 U.S.         2043081         03/11/97    MIKOHN GAMING       REGISTERED; SECURITY INTEREST HELD BY
                                          (75/029135)     (12/07/95)  CORPORATION         FIRST SOURCE FINANCIAL LLP, NOT RECORDED.
                                                                                          (ERRONEOUSLY RECORDED REG. NO. 2043081
                                                                                          FOR GINA INSTEAD)
------------------------------------------------------------------------------------------------------------------------------------
MONEYTIME                    U.S.         2229600         03/02/99    MIKOHN GAMING       REGISTERED; SECURITY INTEREST HELD BY
                                          (75/306162)     (06/10/97)  CORPORATION         FIRST SOURCE FINANCIAL LLP, NOT RECORDED.
------------------------------------------------------------------------------------------------------------------------------------
MVP AND DESIGN               U.S.         2043083         03/11/97    MIKOHN GAMING       REGISTERED; SECURITY INTEREST HELD BY
                                          (75/029287)     (12/07/95)  CORPORATION         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          MARCH 17, 1998.
------------------------------------------------------------------------------------------------------------------------------------
MYSTERY JACKPOT AND DESIGN   U.S.         2166729         06/23/98    MIKOHN GAMING       REGISTERED; SECURITY INTEREST HELD BY
                                          (74/684207)     (06/05/95)  CORPORATION         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          OCTOBER 9, 1998.
------------------------------------------------------------------------------------------------------------------------------------
MYSTERY JACKPOT              U.S.         (74/606815)     (12/05/94)  MIKOHN GAMING       PENDING
                                          -MAY BE                     CORPORATION
------------------------------------------------------------------------------------------------------------------------------------
PGI AND DESIGN               U.S.         2127934         01/13/98    PROGRESSIVE         REGISTERED; SECURITY INTEREST HELD BY
                                          (74/480658)     (01/19/94)  GAMES, INC.         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          OCTOBER 6, 1998.
------------------------------------------------------------------------------------------------------------------------------------
PGI AND DESIGN               U.S.         2127925         01/13/98    PROGRESSIVE         REGISTERED; SECURITY INTEREST HELD BY
                                          (74/379858)     (04/14/93)  GAMES, INC.         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          OCTOBER 6, 1998.
------------------------------------------------------------------------------------------------------------------------------------
PROGRESSIVE BLACKJACK        U.S.         (76/194307)     (01/16/01)  PROGRESSIVE         PENDING
                                                                      GAMES, INC.
------------------------------------------------------------------------------------------------------------------------------------
PROGRESSIVE BLACK JACK AND   U.S.         (75/359707)     (09/19/97)  PROGRESSIVE         PENDING; SECURITY INTEREST HELD BY FIRST
 DESIGN                                                               GAMES, INC.         SOURCE FINANCIAL LLP, RECORDED ON OCTOBER
                                                                                          6, 1998.
------------------------------------------------------------------------------------------------------------------------------------
PROGRESSIVE BAD BEAT STUD    U.S.         (76/269871)     (06/11/01)  MIKOHN GAMING       PENDING
 POKER                                                                CORPORATION
------------------------------------------------------------------------------------------------------------------------------------
PROGRESSIVE JACKPOT PAI      U.S.         (76/269638)     (06/11/01)  MIKOHN GAMING       PENDING
 GOW POKER AND DESIGN                                                 CORPORATION
------------------------------------------------------------------------------------------------------------------------------------
ROLLIN' BONUS                U.S.         2320754         02/22/00    MIKOHN GAMING       REGISTERED
                                          (75/557092)     (09/23/98)  CORPORATION
------------------------------------------------------------------------------------------------------------------------------------
ROULOTTO                     U.S.         2093714         09/02/97    PROGRESSIVE         REGISTERED; SECURITY INTEREST HELD BY
                                          (75/108137)     (05/22/96)  GAMES, INC.         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          OCTOBER 6, 1998.
------------------------------------------------------------------------------------------------------------------------------------
SAFEBAC                      U.S.         2228181         03/02/99    MIKOHN GAMING       REGISTERED; SECURITY INTEREST HELD BY
                                          (75/414669)     (01/07/98)  CORPORATION         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          OCTOBER 9, 1998.
------------------------------------------------------------------------------------------------------------------------------------

MARK                         COUNTRY      REG. NO.       REG. DATE    RECORD OWNER        COMMENTS
                             (STATE)     (APP. NO)        (FILING
                                                           DATE)
------------------------------------------------------------------------------------------------------------------------------------
SAFEJACK                     U.S.         2330725         03/21/00    MIKOHN GAMING       REGISTERED; SECURITY INTEREST HELD BY
                                          (75/414665)     (01/07/98)  CORPORATION         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          OCTOBER 9, 1998.
------------------------------------------------------------------------------------------------------------------------------------
SMOKE SPOT                   U.S.         1965931         04/02/96    PROGRESSIVE         REGISTERED; SECURITY INTEREST HELD BY
                                          (74/480668)     (01/19/94)  GAMES, INC.         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          OCTOBER 6, 1998.
------------------------------------------------------------------------------------------------------------------------------------
SUPERLINK                    U.S.         2303420         12/28/99    MIKOHN GAMING       REGISTERED; SECURITY INTEREST HELD BY
                                          (75/414668)     (01/07/98)  CORPORATION         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          OCTOBER 9, 1998.
------------------------------------------------------------------------------------------------------------------------------------
TABLELINK                    U.S.         2420050         01/09/01    MIKOHN GAMING       REGISTERED
                                          (75/701074)     (05/07/99)  CORPORATION
------------------------------------------------------------------------------------------------------------------------------------
THINK BIG                    U.S.         (76/181900)     (12/14/00)  MIKOHN GAMING       PENDING
------------------------------------------------------------------------------------------------------------------------------------
TRE CARD STUD AND DESIGN     U.S.         2368411         07/18/00    MIKOHN GAMING       REGISTERED
                                          (75/738822)     (06/29/99)  CORPORATION
------------------------------------------------------------------------------------------------------------------------------------
WILD ARUBA STUD              U.S.         2369431         07/18/00    MIKOHN GAMING       REGISTERED
                                          (75/584391)     (11/06/98)  CORPORATION
------------------------------------------------------------------------------------------------------------------------------------
WILD ARUBA STUD              U.S.         2274648         08/31/99    MIKOHN GAMING       REGISTERED
                                          (75/584386)     (11/06/98)  CORPORATION
------------------------------------------------------------------------------------------------------------------------------------
X SLOT                       U.S.         2281404         09/28/99    MIKOHN GAMING       REGISTERED; SECURITY INTEREST HELD BY
                                          (75/528026)     (07/30/98)  CORPORATION         FIRST SOURCE FINANCIAL LLP, RECORDED ON
                                                                                          OCTOBER 9, 1998.
------------------------------------------------------------------------------------------------------------------------------------

F.  Trademark Licenses:


AGREEMENT                           DATE     MIKOHN
----------------------------------------------------
BUD JONES COMPANY                 09/12/00  LICENSOR
----------------------------------------------------
COAST GAMING SUPPLY, INC.         11/05/01  LICENSOR
----------------------------------------------------
CREATION ROBCO INC.               11/10/00  LICENSOR
----------------------------------------------------
ENCORE SOFTWARE, INC.             10/01/00  LICENSOR
----------------------------------------------------
GRAPH TO GRAPHICS                 09/12/00  LICENSOR
----------------------------------------------------
HASBRO, INC.--YAHTZEE             08/18/98  LICENSEE
----------------------------------------------------
HASBRO, INC.--BATTLESHIP          08/18/98  LICENSEE
----------------------------------------------------
HASBRO, INC.--MONOPOLY            08/18/98  LICENSEE
----------------------------------------------------
HASBRO, INC.--CLUE                06/26/00  LICENSEE
----------------------------------------------------
HASBRO, INC.--TRIVIAL PURSUIT     06/26/00  LICENSEE
----------------------------------------------------
HAVAS INTERACTIVE INCORPORATED    12/01/99  LICENSOR
----------------------------------------------------
INTERNATIONAL GAME TECHNOLOGY     12/01/99  LICENSEE
----------------------------------------------------
IMAGE TRANSFORM LTD.              03/20/01  LICENSOR
----------------------------------------------------
MIDWEST GAME SUPPLY COMPANY       09/12/00  LICENSOR
----------------------------------------------------
PINNACLE FURNISHINGS              04/15/01  LICENSOR
----------------------------------------------------
SIGNATURES NETWORK--RIPLEY'S      01/01/00  LICENSEE
----------------------------------------------------
STATION CASINOS, INC.             02/02/01  LICENSOR
----------------------------------------------------
TCS                               11/11/01  LICENSOR
----------------------------------------------------

G.  Trade Secret Licenses:  None

H.  Intellectual Property Matters:  See Schedule 4.6

                                                                    SCHEDULE 4.6
                                                TO PLEDGE AND SECURITY AGREEMENT

             SUMMARY OF PENDING ACTIVE LITIGATION AND OTHER CLAIMS
             -----------------------------------------------------

                            As of 7/31/01 @ 4:10 PM

                           PENDING ACTIVE LITIGATION

THE ACRES LITIGATION
--------------------

The following four cases have been consolidated for trial:

CASE 1:
------

Plaintiff:          Mikohn Gaming Corporation
Defendants:         Acres Gaming, Inc.
Court:              United States District Court, Las Vegas, Nevada;
                    Case No. CVS 97-01383 HDM (LRL)
Filing Date:        October 2, 1997
Summary of
Claims:             Action for declaratory judgment that Mikohn's MoneyTime(TM)
                    System does not infringe U.S. Patent No. 5,655,961 (the
                    "'961 patent") and that the '961 patent is invalid and unenforceable. Mikohn also has asserted claims for tortious interference with business relationships, tortious interference with prospective business relationships, and trade libel. Acres has counterclaimed for patent infringement.


Status:              See Below-Case 4
Counsel:             Steve Morris, Las Vegas, Nevada (702-474-9400)
                     Steve Shapiro, Los Angeles, California (310-312-3112)

CASE 2:
------

Plaintiff:           Mikohn Gaming Corporation
Defendants:          Acres Gaming, Inc.
Court:               United States District Court, Las Vegas, Nevada;
                     Case No. CVS 98-00738 HDM (LRL)
Filing Date:         May 6, 1998
Summary of
  Claims:            Action for declaratory judgment that Mikohn's MoneyTime(TM)
                     System does not infringe U.S. Patent No. 5,741,183 (the
                     "'183 patent") issued to Acres on April 21, 1998 and that the '183 patent is invalid and unenforceable.

Status:              See Below-Case 4
Counsel:             Steve Morris, Las Vegas, Nevada (702-474-9400)
                     Steve Shapiro, Los Angeles, California (310-312-3112)

CASE 3:
------

Plaintiff:           Acres Gaming Corporation
Defendants:          Mikohn Gaming Corporation, New York New York Hotel &
                     Casino, LLC, Casino Data Systems and Sunset Station Hotel &
                     Casino
Court:               United States District Court for the District of Nevada,
                     Las Vegas; Case No. CV-S-98-00794-PMP (LRL)
Filing Date:         May 19, 1998
Summary of
  Claims:            Acres claims Mikohn's MoneyTime System infringes U.S.
                     Patent No. 5,752,882 issued to Acres on May 19, 1998 (the
                     "'882 patent") and that the infringement is willful.
Status:              See Below-Case 4
Counsel:             Steve Shapiro, Los Angeles, California (310-312-3112)
                     Steve Morris, Las Vegas, Nevada (702-474-9400)

CASE 4:
------

Plaintiff:           Acres Gaming Corporation
Defendants:          Mikohn Gaming Corporation and Casino Data Systems
Court:               United States District Court for the District of Nevada,
                     Las Vegas; Case No. CV-S-98-1462-PMP (RJJ)
Filing Date:         October 13, 1998
Summary of
  Claims:            Acres claims Mikohn's MoneyTime System infringes U.S.
                     Patent No. 5,820,459 issued to Acres on October 13, 1998
                     (the "'459 patent") and that the infringement is willful.
Status:              The consolidated action went to trial before a jury on
                     March 14, 2001. On March 27, 2001, the jury returned a verdict finding that the MoneyTime system infringed two of the four patents in question and awarded Acres damages of $1.5 million. Mikohn's motion for judgment notwithstanding the verdict was denied. A Notice of Appeal was filed on June 26, 2001.
Counsel:             Steve Shapiro, Los Angeles, California (310-312-3112)
                     Steve Morris, Las Vegas, Nevada (702-474-9400)

MIKOHN V. SALAS
---------------

Plaintiff:           Mikohn Gaming Corporation.
Defendants:          Franklin N. Salas; Anthony J. Schneller, Jr.
Court:               County Court of Harrison County, Mississippi, First
                     Judicial District; Case No. D2401-99-00008
Filing Date:         January 5, 1999
Summary of
  Claims:            Breach of contract and conversion. Action against former
                     employees who engaged in a scheme to manufacture products using Mikohn labor and materials to sell to third parties keeping the proceeds. Mikohn is seeking general damages of $5,000 and punitive damages of $50,000, plus costs and attorneys fees.

                                                                       EXHIBIT A
                                                TO PLEDGE AND SECURITY AGREEMENT

                           FORM OF PLEDGE SUPPLEMENT


     This PLEDGE SUPPLEMENT. dated [mm/dd/yy], is delivered pursuant to the Pledge and Security Agreement, dated as of [mm/dd/yy] (as it may be from time to time amended, restated, modified or supplemented, the "Security Agreement"), among Mikohn Gaming Corporation, the other Debtors named therein, and Firstar Bank, N.A., as the Secured Party. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

     Debtors hereby confirms, as of the date first written above, the grant to the Secured Party set forth in the Security Agreement of, does hereby grant to the Secured Party, a security interest in all of Debtor's right, title and interest in and to all Collateral to secure the Secured Obligations, in each case whether now has or hereafter existing or in which Debtor now has or hereafter acquires an interest and wherever the same may be located and hereby agrees, as of the date first above written, to continue to be bound as a Debtor by all of the terms and provisions of the Security Agreement, as supplemented by this Pledge Supplement. Debtor hereby makes each representation, warranty and covenant set forth in Section 4 of the Security Agreement and hereby represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

     IN WITNESS WHEREOF, Debtor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

                                        [NAME OF DEBTOR]


                                        By: ________________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT B
                                                TO PLEDGE AND SECURITY AGREEMENT

                            FORM OF PLEDGE JOINDER

     This PLEDGE JOINDER, dated [mm/dd/yy], is delivered pursuant to the Pledge and Security Agreement, dated as of August 22, 2001 (as it may be from time to time amended, restated, modified or supplemented, the "Security Agreement"), among Mikohn Gaming Corporation, the other Debtors named therein, and Firststar Bank N.A., as the Secured Party. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

     Section 1. Grant of Security Interest. The undersigned hereby grants to the Secured Party a security interest and continuing lien on all of its right, title and interest in, to and under all personal property of the undersigned that may be perfected by the filing of UCC financing statements in the appropriate jurisdictions, including without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement, in each case whether now owned or existing or hereafter acquired or arising and wherever located (the undersigned's "Collateral"), subject to the same limited exclusions set forth in the Security Agreement including all applicable Gaming Laws.

     Section 2. Security For Obligations. The grant of security interest and continuing lien under this Pledge Joinder secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S)362(a) (and any successor provision thereof)), of all Obligations of each Debtor.

     Section 3. Supplements to Security Agreement Schedules. The undersigned has attached hereto supplemental schedules 4.1, 4.2, 4.4, 4.5 and 4.6 to Schedules 4.1, 4.2, 4.4, 4.5 and 4.6, respectively, to the Security Agreement and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct in all material respects.

     Section 4. Representations and Warrants and Covenants. The undersigned hereby makes each representation and warranty and covenant set forth in Section 4 of the Security Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Debtor.

     Section 5. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Debtor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Debtors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an "Additional Debtor" or a "Debtor" shall also mean and be a reference to the undersigned.

     The terms of Sections 11.11, 11.12, 11.13 and 11.14 of the Security Agreement are hereby incorporated by reference.

     IN WITNESS WHEREOF the undersigned has caused this Pledge Joinder to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

                                             [NAME OF ADDITIONAL DEBTOR]


                                             By:____________________________
                                                Name:
                                                Title: